                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant / /
Filed by a Party other than the Registrant /X/
Check the appropriate box:
/ /        Preliminary Proxy Statement
/ /        Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
/X/        Definitive Proxy Statement
/X/        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Section 240.14a-11(c) or
           Section 240.14a-12

    ____________________________UNUM Corporation____________________________
                (Name of Registrant as Specified In Its Charter)

    ___________________________Merrill Corporation__________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/        $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
           22(a)(2) of Schedule 14A.
/ /        $500 per each party to the controversy pursuant to Exchange Act Rule
           14a-6(i)(3).
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
           1)         Title  of  each class  of  securities to  which  transaction applies:
                      ---------------------------------------------------------------------
           2)         Aggregate  number  of  securities   to  which  transaction   applies:
                      ---------------------------------------------------------------------
           3)         Per  unit  price or  other underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
                      filing  fee  is  calculated  and   state  how  it  was   determined):
                      ---------------------------------------------------------------------
           4)         Proposed maximum aggregate value of transaction:
                      ---------------------------------------------------------------------
           5)         Total fee paid:
                      ---------------------------------------------------------------------
/ /        Fee paid previously with preliminary materials. / / Check box if any part of the fee  is offset  as provided  by Exchange  Act Rule  0-11(a)(2) and  identify the filing for which the offsetting fee  was paid previously. Identify the  previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           1)         Amount Previously Paid:
                      ---------------------------------------------------------------------
           2)         Form, Schedule or Registration Statement No.:
                      ---------------------------------------------------------------------
           3)         Filing Party:
                      ---------------------------------------------------------------------
           4)         Date Filed:
                      ---------------------------------------------------------------------

                                                           UNUM CORPORATION
    [LOGO]                                                 2211 Congress Street
                                                           Portland, Maine 04122

                                                                  March 25, 1996

To Our Stockholders:

    You are invited to attend the 1996 Annual Meeting of Stockholders of UNUM Corporation. The meeting will be held on May 10, 1996, at 10:30 a.m. at the Portland Marriott, 200 Sable Oaks Drive, South Portland, Maine.

    The items to be considered at this meeting are detailed in this proxy statement. Also enclosed is a copy of UNUM Corporation's 1995 Annual Report, including consolidated financial statements.

    WHETHER OR NOT YOU PLAN ON ATTENDING THE ANNUAL MEETING, WE ASK THAT YOU COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE
ENVELOPE PROVIDED. PLEASE TAKE NOTE THAT IF YOU ARE PLANNING TO ATTEND THE ANNUAL MEETING, THERE IS A BOX TO CHECK ON THE PROXY CARD IN ORDER TO REQUEST AN ADMISSION TICKET.

    Thank you for your interest in and commitment to UNUM Corporation. We look forward to seeing you at the meeting.

                                          Sincerely,

                                           [/S/ JAMES F. ORR III]
                                             JAMES F. ORR III
                                          Chairman and
                                          Chief Executive Officer

                                UNUM CORPORATION
                              2211 CONGRESS STREET
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

    Notice is hereby given that the Annual Meeting of Stockholders of UNUM Corporation, a Delaware corporation, will be held at the Portland Marriott, 200 Sable Oaks Drive, South Portland, Maine, on May 10, 1996, at 10:30 a.m., local time, for the following purposes:

            1. To elect four directors to serve for three-year terms expiring in 1999;

            2. To ratify the appointment of Coopers & Lybrand L.L.P. as the Corporation's independent auditors for the year 1996;

            3.  To  approve  certain  amendments   to  the  Corporation's   1987
                Executive Stock Option Plan and 1990 Long-Term Stock Incentive Plan;

            4. To approve the adoption of the Corporation's 1996 Long-Term Stock Incentive Plan; and

            5. To transact any other business that may properly come before the Annual Meeting.

    The close of business on March 13, 1996, has been fixed as the record date for determination of the stockholders entitled to notice of and to vote at the Annual Meeting.

                                          By order of the Board of Directors,

                                                 [/S/ KEVIN J. TIERNEY]
                                          KEVIN J. TIERNEY
                                          SECRETARY

    YOUR VOTE IS IMPORTANT TO ENSURE THAT A MAJORITY OF THE STOCK IS REPRESENTED. PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

March 25, 1996
Portland, Maine

                                UNUM CORPORATION
                                PROXY STATEMENT
         FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 10, 1996
                              GENERAL INFORMATION

    This proxy statement concerns the Annual Meeting of Stockholders of UNUM Corporation, a Delaware corporation (the "Corporation" or "UNUM") to be held on May 10, 1996 (the "Annual Meeting"). The Board of Directors is soliciting your proxy for use at the meeting and at any adjournment of the meeting by asking you to date, sign and return the enclosed proxy card.

    For proxy cards properly dated, signed and returned, the shares will be voted at the meeting in accordance with each stockholder's directions. Please vote by marking the appropriate boxes on the enclosed proxy card. If the card is signed and returned without directions, the shares will be voted "FOR" the election of all directors as nominated, "FOR" the ratification of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") as the Corporation's independent auditors, "FOR" approval of certain amendments to the Corporation's 1987 Executive Stock Option Plan and 1990 Long-Term Stock Incentive Plan, and "FOR" approval of the Corporation's 1996 Long-Term Stock Incentive Plan. If other matters properly come before the meeting, the shares will be voted in accordance with the best judgment of the persons named as proxies on the proxy card. Any shares not voted "FOR" a particular director as a result of a direction to withhold or a broker nonvote will not be counted in such director's favor. All matters to be acted on at the Annual Meeting other than the election of directors require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to constitute the action of the stockholders. In accordance with Delaware law, abstentions will, while broker nonvotes will not, be treated as present for this purpose. A broker nonvote is a proxy submitted by a broker in which the broker fails to vote on behalf of a client on a particular matter for lack of instruction when such instruction is required by the New York Stock Exchange. A proxy may be revoked by a stockholder at any time before its use by giving written notice of revocation to the Corporate Secretary of the Corporation, 2211 Congress Street, Portland, Maine 04122, by submitting a subsequent proxy, or by voting in person at the Annual Meeting. This proxy statement and the enclosed proxy card are being sent to stockholders beginning approximately March 27, 1996.

    The Corporation had 73,242,765 outstanding shares of Common Stock, par value $0.10 per share (the "Common Stock"), as of March 13, 1996.

                         ITEM 1. ELECTION OF DIRECTORS

    The Board of Directors is divided into three classes. Generally, at each annual meeting, one class of directors, or approximately one-third of the total number of directors, is elected, and the term of that class is three years. As of the close of the Corporation's last Annual Meeting of Stockholders on May 12, 1995, there were four Class I directors, four Class II directors and four Class III directors, serving terms expiring in 1996, 1997 and 1998, respectively. The term of the Class I directors expires with this Annual Meeting.

    The  Board  of Directors  proposes the  election of  Robert E.  Dillon, Jr.,
Ronald E. Goldsberry, Donald W. Harward and James F. Orr III as Class I directors, to hold office for a term of three years, expiring at the close of the Annual Meeting of Stockholders to be held in 1999 and until their successors are elected and qualify. Each nominee is currently serving as a member of the Board of Directors of the Corporation.

    If any nominee should become unable to serve, the persons named as proxies on the proxy card will vote for the person or persons the Board of Directors recommends, if any. The Board of Directors has no reason to believe that any of the named nominees is not available or would be unable to serve if elected.

    Set forth below is information about each nominee and continuing director, including age, position(s) held with the Corporation, principal occupation, business history for at least five years, and other directorships held. The terms of office for each of the remaining eight directors continue until the close of the Annual Meeting of Stockholders in the year shown along with each director's name.

                                                           DIRECTOR                                      TERM
NAME                                            AGE          SINCE            POSITION(S) HELD          EXPIRES
------------------------------------------     -----     -------------  ----------------------------  -----------
James F. Orr III..........................          53          1986    Chairman and Chief Executive        1996
                                                                          Officer
Gayle O. Averyt...........................          62          1993    Director                            1997
Robert E. Dillon, Jr......................          64          1990    Director                            1996
Gwain H. Gillespie........................          64          1991    Director                            1997
Ronald E. Goldsberry......................          53          1993    Director                            1996
Donald W. Harward.........................          56          1990    Director                            1996
George J. Mitchell........................          62          1995    Director                            1998
Cynthia A. Montgomery.....................          43          1990    Director                            1997
James L. Moody, Jr........................          64          1988    Director                            1997
Lawrence R. Pugh..........................          63          1988    Director                            1998
Lois Dickson Rice.........................          63          1993    Director                            1998
John W. Rowe..............................          50          1988    Director                            1998

NOMINEES FOR ELECTION FOR TERM EXPIRING IN 1999:

                 ROBERT E. DILLON, JR.
                 Retired Executive
    (Picture)    Westfield, New Jersey

    Robert E. Dillon, Jr. retired as Executive Vice President of Sony Electronics Inc.,
  a New Jersey-based electronics firm, in December 1995, a post he had held since 1981.

                 RONALD E. GOLDSBERRY
                 Vice President and General Manager
                 Customer Service Division
                 Ford Motor Company
    (Picture)    Detroit, Michigan

    Ronald  E. Goldsberry is Vice President and General Manager of the Customer Service
  Division at Ford Motor Company, a post  he has held since February 1994.  Previously,
Dr.  Goldsberry served as General Sales and Marketing Manager for the Parts and Service
Division from  October 1991  to February  1994  and Executive  Director for  Sales  and
Service  Strategies  of Sales  Operations from  May 1990  to October  1991. He  is also
Chairman of UNC Ventures, Inc., a venture capital firm.

                 DONALD W. HARWARD
                 President
                 Bates College
    (Picture)    Lewiston, Maine

    Donald W. Harward is President of Bates College in Maine, a post he has held  since
  October 1989.

                 JAMES F. ORR III
                 Chairman and Chief Executive Officer
                 UNUM Corporation
    (Picture)    Portland, Maine

    James  F.  Orr  III was  elected  Chairman  of the  Corporation  in  February 1988.
  Additionally, he has served as President and Chief Executive Officer since  September
1987.  Mr. Orr joined  the Corporation in  1986. Mr. Orr  also serves as  a director of
Nashua Corporation.

CONTINUING DIRECTORS:
                 GAYLE O. AVERYT
                 Retired Executive
    (Picture)    Columbia, South Carolina

    Gayle O. Averyt served as Chairman of Colonial Companies, Inc. from August 1989  to
  December  1993  and  additionally served  as  Chairman  of Colonial  Life  & Accident
Insurance Company from 1970 to December 1993. Mr. Averyt also serves as a member of the
South Carolina State Ports Authority.

                 GWAIN H. GILLESPIE
                 Retired Executive
    (Picture)    Sunapee, New Hampshire

    Gwain H. Gillespie  served as Vice  Chairman of  the Corporation from  May 1991  to
  October  1992. He served as Executive Vice President, Finance and Administration upon joining UNUM in September 1988 until May 1991.

                 GEORGE J. MITCHELL
                 Special Counsel
                 Verner, Liipfert, Bernhard, McPherson & Hand
    (Picture)    Washington, D.C.

    George J. Mitchell joined the firm of Verner, Liipfert, Bernhard, McPherson &  Hand as  special  counsel in  January  1995. He  also  serves as  an  advisor to  James I.
Wolfensohn, Inc.,  an investment  banking firm.  In addition,  he serves  as a  special advisor  to the  President of  the United  States relative  to economic  initiatives in
Ireland. Previously, he served as a United States senator from Maine from 1980 to  1994 and  additionally as Senate  Majority Leader from  1989 to 1994.  Senator Mitchell also serves as a director of Federal Express Corporation, The Walt Disney Company and  Xerox
Corporation.
                 JAMES L. MOODY, JR.
                 Chairman
                 Hannaford Bros. Co.
    (Picture)    Scarborough, Maine

    James  L. Moody,  Jr. is the  Chairman of  Hannaford Bros. Co.,  a Maine-based food retailing company, a post he has held  since 1984. Additionally, Mr. Moody served  as
Chief Executive Officer from 1973 to 1992. He is also a director of IDEXX Laboratories,
Inc.,  Penobscot Shoe  Company, Sobeys  Inc., Staples,  Inc. and  several funds  of the
Colonial Group of mutual funds.

                 CYNTHIA A. MONTGOMERY
                 Professor of Competition and Strategy
                 Harvard University Graduate School of
                 Business Administration
    (Picture)    Boston, Massachusetts

    Cynthia A.  Montgomery  is a  professor  of  Competition and  Strategy  at  Harvard
  University  Graduate School  of Business  Administration, a  post she  has held since
1989. She also  serves as a  director of Newell  Co. and certain  Merrill Lynch  mutual funds.

                 LAWRENCE R. PUGH
                 Chairman
                 VF Corporation
    (Picture)    Reading, Pennsylvania

    Lawrence R. Pugh is Chairman of VF Corporation, an apparel company in Pennsylvania, a  post he  has held  since 1983.  Additionally, Mr.  Pugh served  as Chief Executive
Officer from 1983 to  1995. He is also  a director of The  Black & Decker  Corporation,
Mercantile Stores Company, Inc. and Meridian Bancorp, Inc.
                 LOIS DICKSON RICE
                 Guest Scholar
                 The Brookings Institution
    (Picture)    Washington, D.C.

    Lois  Dickson Rice is a guest scholar at  The Brookings Institution, a post she has held since October 1991. From 1981 to 1991, Ms. Rice served as Senior Vice  President of  Government  Affairs and  a director  of Control  Data  Corp. She  also serves  as a director of Fleet Financial Group, Inc.,  Hartford Steam Boiler Inspection &  Insurance
Co., International Multifoods Corporation and McGraw-Hill, Inc.

                 JOHN W. ROWE
                 President and Chief Executive Officer
                 New England Electric System
    (Picture)    Westborough, Massachusetts

    John  W. Rowe is President,  Chief Executive Officer and  a director of New England
  Electric System ("NEES"), a post he has held since joining NEES in February 1989, and a director of certain subsidiaries  of NEES, including Massachusetts Electric  Company,
The  Narragansett Electric Company  and New England  Power Company. Mr.  Rowe is also a director of Bank of Boston Corporation and First National Bank of Boston.

                             SECURITY OWNERSHIP (1)

    The following table sets forth information regarding the beneficial ownership of the Common Stock of the Corporation, as of March 8, 1996, by each director, nominee and named executive officer, and by all directors, nominees and executive officers of the Corporation as a group. The share holdings reported for all directors, nominees and executive officers as a group total 1.5 percent of the outstanding shares on March 8, 1996, as calculated pursuant to the Commission's rules. All other amounts reported total less than 1 percent of the outstanding shares on such date.

                                                                             NUMBER OF SHARES
                                                                               BENEFICIALLY
                                                                                   OWNED
                                                                                SUBJECT TO
                                                                                  OPTIONS
                                                                  SHARES        EXERCISABLE       TOTAL SHARES
DIRECTORS, NOMINEES AND                                        BENEFICIALLY    AS OF MAY 31,      BENEFICIALLY
NAMED EXECUTIVE OFFICERS                                          OWNED            1996               OWNED
-------------------------------------------------------------  ------------  -----------------  -----------------
James F. Orr III.............................................    141,807(2)        236,400            378,207(2)
Gayle O. Averyt..............................................    218,244(3)              0            218,244(3)
Robert E. Dillon, Jr.........................................      2,408             7,000              9,408
Gwain H. Gillespie...........................................     27,354(4)          3,000             30,354(4)
Ronald E. Goldsberry.........................................        900             4,000              4,900
Donald W. Harward............................................      1,392(5)          5,300              6,692(5)
George J. Mitchell...........................................        500             2,000              2,500
Cynthia A. Montgomery........................................      1,000(6)          6,000              7,000(6)
James L. Moody, Jr...........................................      4,000             7,000             11,000
Lawrence R. Pugh.............................................      2,000             7,000              9,000
Lois Dickson Rice............................................        300             4,000              4,300
John W. Rowe.................................................      1,000             4,000              5,000
Robert W. Crispin............................................     33,306            25,000             58,306
Stephen B. Center............................................     56,241            52,350            108,591
Thomas G. Brown..............................................      8,750            20,400             29,150
Peter J. Moynihan............................................     35,129(7)         49,600             84,729(7)
All directors, nominees and executive officers as a group (19
  persons including the above named)*........................    582,274(8)        521,850          1,104,124(8)

------------

(1) The number of shares reflected which, under applicable regulations of the Securities and Exchange Commission (the "Commission"), are deemed to be beneficially owned. Unless otherwise indicated, the person indicated holds sole voting and dispositive power.

(2) Includes 15,185 shares held by Mr. Orr's spouse and child.

(3) Includes 45,077 shares held by Mr. Averyt's spouse and 74,654 shares held in trust for the benefit of family members under various trusts pursuant to which Mr. Averyt, as trustee, has sole or shared voting or dispositive power. Mr. Averyt disclaims beneficial ownership of 18,941 of these shares held in trust.

(4) Includes 22,237 shares held jointly with or by Mr. Gillespie's spouse.

(5) Includes 1,392 shares held jointly with Dr. Harward's spouse.

(6) Includes 1,000 shares held jointly with Ms. Montgomery's spouse.

(7) Includes 300 shares held jointly with Mr. Moynihan's spouse.

(8) Includes 105,765 shares held in the name of a spouse, child or certain other relative sharing the same home as the director or executive officer, or held by the director or executive officer, or the spouse of the director or executive officer, as a trustee or as a custodian for family members.

* Includes officers of subsidiaries who are not officers of the Corporation but are considered "executive officers" of the Corporation under rules of the Commission.

    Indicated below are the number of shares beneficially owned as of December 31, 1995, by holders of more than five percent of the Common Stock as reported to the Commission by such holders on Form 13G, and the percentage of the total shares of the Common Stock outstanding which such holdings represented on such date. American Express Financial Advisors, IDS Tower 10, Minneapolis, MN 55440, reported beneficial ownership of 5,893,508 shares (8.1 percent), including shared voting power over 2,781,088 shares and shared dispositive power over all such shares; and Janus Capital Corporation, 100 Fillmore Street, Suite 300, Denver, Colorado 80206, reported beneficial ownership of 6,955,125 shares (9.5 percent), including shared dispositive and voting power over all such shares.

                       BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors held nine meetings during 1995. Average attendance at Corporation board and committee meetings in 1995 was 96 percent. Each director attended more than 75 percent of the board and committee meetings of which he or she was a member, with the exception of Mr. Moody, who attended 61 percent of such meetings. The Board of Directors has four standing committees, responsible for assisting the full Corporation board in the discharge of its responsibilities. Each committee member is appointed annually and serves until a successor is named. All committees report their deliberations and recommendations to the full Corporation board. The membership and principal responsibilities of each committee are described below.

    The Audit Committee, which held four meetings in 1995, consists of four directors: Mr. Rowe, who is Chairperson, Mr. Mitchell, Mr. Moody and Ms. Rice. This committee is responsible for reviewing the activities of the Corporation's independent auditors and the internal audit department, with particular attention to corporate accounting, reporting practices of the Corporation, the quality and integrity of its financial statements and the independence of the outside auditors. Each year it is responsible for recommending to the full Corporation board the appointment of independent auditors.

    The Compensation Committee, which held eight meetings in 1995, consists of three directors: Mr. Pugh, who is Chairperson, Mr. Dillon and Dr. Harward. This committee is responsible for monitoring compensation practices to ensure that compensation is being designed and administered in a manner that is consistent with the Corporation's compensation principles, objectives and strategy.

    The Board Governance Committee, which held five meetings in 1995, consists of four directors: Mr. Moody, who is Chairperson, Ms. Montgomery, Mr. Pugh and Mr. Rowe. This committee is responsible for recommending Corporation board membership candidates and compensation for Corporation board and committee membership to the full Corporation board. The committee is also responsible for determining committee composition and conducting periodic evaluations of the Corporation board's performance and of the contribution of individual Corporation board members.

    The Investment Committee, which held three meetings in 1995, consists of four directors: Ms. Montgomery, who is Chairperson, Mr. Averyt, Mr. Gillespie and Dr. Goldsberry. This committee is responsible for reviewing investment policy and related investment strategy, and for monitoring the performance of the investment results of the Corporation and its subsidiaries. In particular, the committee is responsible for reviewing risk management practices, non-performing assets and related reserving policy.

    The By-Laws of the Corporation establish an advance notice procedure with regard to the nomination, other than by or at the direction of the Corporation board, of candidates for election as directors. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 60 nor more than 90 days prior to the meeting at which directors are to be elected, unless less than 75 days notice of the date of the meeting is given or made to stockholders, in which case notice by the stockholder must be received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed. A stockholder's notice to the Secretary shall set forth (a) as to each nominee for director (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class and number of shares of the Corporation that are beneficially owned by the person; and (iv) any other information relating to the person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Rule 14(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other applicable laws or rules or regulations of any governmental authority or of any national securities exchange or similar body overseeing any trading market on which shares of the Corporation are traded, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by the stockholder.

                           COMPENSATION OF DIRECTORS

    Non-employee directors are paid an annual retainer of $27,500 by the Corporation. Directors who chair a committee of the Corporation board are paid an additional annual retainer of $4,000. Directors are also paid an attendance fee of $1,000 for each board meeting attended, and an additional $1,000 for each committee meeting attended. Directors may defer their compensation pursuant to a nonqualified deferred compensation plan. Directors are also reimbursed for out-of-pocket expenses relating to attendance at meetings. In addition, pursuant to the Corporation's 1990 Long-Term Stock Incentive Plan, each continuing non-employee director receives an annual automatic grant of an option to purchase 1,000 shares of Common Stock, and each newly elected non-employee director receives an automatic grant of an option to purchase 2,000 shares of Common Stock.

    Upon termination of service as a director, each non-employee director who has served for at least one full three-year term will receive an annual consulting fee equal to the director's final year retainer for as many years as the director has served, or until his or her earlier death or association with a competitor of the Corporation.

    Mr. Averyt served as an employee of Colonial Life & Accident Insurance Company, a wholly-owned subsidiary of the Corporation, during 1995 from January 1 through October 13, 1995, for which he was paid a salary of $11,875 and fringe benefits of $43,250.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE ABOVE NOMINEES.

          ITEM 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors, on the recommendation of its Audit Committee, has appointed Coopers & Lybrand as independent auditors for the year 1996. Although not required, the board has determined that it is desirable to request ratification of this appointment by the stockholders of the Corporation. If ratification is not obtained, the board will reconsider the appointment.

    The Corporation has been advised that representatives of Coopers & Lybrand will be present at the Annual Meeting. They will be afforded the opportunity to make a statement, should they desire to do so, and to respond to appropriate questions.

    Coopers & Lybrand has served as the Corporation's independent auditors since 1993.

    THE BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS THAT  YOU  VOTE  FOR  THIS
PROPOSAL.

ITEM 3. APPROVAL OF CERTAIN AMENDMENTS TO THE CORPORATION'S 1987 EXECUTIVE STOCK
              OPTION PLAN AND 1990 LONG-TERM STOCK INCENTIVE PLAN

    The Corporation seeks stockholder approval of certain amendments to the 1987 Executive Stock Option Plan (the "1987 Plan") and 1990 Long-Term Stock Incentive Plan (the "1990 Plan") to extend the period during which recipients who retire (or already have retired) on or after January 1, 1995, may exercise nonqualified stock options to the earlier of five years after termination of employment or the stock option's expiration date. Prior to this amendment, such retirees were permitted only three years to exercise stock options after termination of employment. The purpose of this amendment is to afford participants additional flexibility in planning for their retirement.

    The 1987 and 1990 Plans were approved by stockholders at the 1987 and 1990 Annual Meetings of Stockholders, respectively. The terms and administration of the 1987 and 1990 Plans are substantially similar to those of the 1996 Long-Term Stock Incentive Plan described under Item 4 below. The tax consequences associated with the granting and exercise of stock options under the 1987 and 1990 Plans are described in the section entitled "Certain Federal Income Tax Effects" under Item 4 below. As of March 8, 1996, there were 723,775 shares of Common Stock remaining available for the granting of awards under the 1990 Plan. As of March 8, 1996, the number of options and shares of restricted stock held by each of the named executive officers in the Summary Compensation Table (see page 21), by all executive officers as a group, and by all employees as a group under the 1987 and 1990 Plans were as follows: Mr. Orr: 277,750 options and 33,600 shares of restricted stock; Mr. Crispin: 75,450 options and 22,900 shares of restricted stock; Mr. Center: 71,050 options and 23,800 shares of restricted stock; Mr. Brown: 30,800 options and 7,750 shares of restricted stock; Mr.
Moynihan: 60,000 options and 7,350 shares of restricted stock; all executive officers as a group: 631,600 options and 116,450 shares of restricted stock; and all employees as a group: 4,614,481 options and 193,200 shares of restricted stock.

    The Board of Directors may amend, suspend or terminate the plans or any portion thereof at any time. The Chief Executive Officer of the Corporation is authorized to make minor or administrative modifications to the plans, as well as modifications to the plans that may be dictated by requirements of federal or state statutes applicable to the Corporation or authorized or made desirable by such statutes. No modification or termination of the plans shall, without the participant's consent, alter or impair any of his or her rights or obligations under any award theretofore granted to him or her under the plans.

VOTE REQUIRED

    The affirmative vote of the holders of a majority of the shares of Common Stock of the Corporation present in person or by proxy at the Annual Meeting is required for the approval of the amendments to the 1987 and 1990 Plans.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ABOVE DESCRIBED AMENDMENTS TO THE 1987 AND 1990 PLANS.

             ITEM 4. APPROVAL OF THE ADOPTION OF THE CORPORATION'S
                      1996 LONG-TERM STOCK INCENTIVE PLAN

    Subject to stockholder approval, the Board of Directors of the Corporation has adopted the 1996 Long-Term Stock Incentive Plan (the "Plan"). The purpose of the Plan is to promote the interests of the Corporation and its stockholders by
(i) attracting and retaining executive officers and other key employees of outstanding ability; (ii) motivating such individuals, by means of performance-related incentives, to achieve longer-range performance goals; and
(iii) enabling such individuals to participate in the long-term growth and financial success of the Corporation.

    An additional purpose of the Plan is to permit the granting of Awards (as defined below) that satisfy the requirements of Section 162(m) of the Code and the regulations thereunder ("Section 162(m)"). Section 162(m) generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated officers. However, certain types of compensation paid to such executives are not subject to the $1 million deductions limit. One such type is "qualified performance-based" compensation. Qualified performance-based compensation must satisfy all the following requirements: (i) compensation must be payable solely as a result of the attainment of pre-established objective performance measures, (ii) the performance measures must be determined by a committee consisting solely of two or more "outside directors," (iii) the material terms under which the compensation is to be paid, including the performance measures, must be approved by a majority of the corporation's stockholders, and (iv) the committee administering the plan must certify that the applicable performance measures were satisfied before payment of any performance-based compensation is made. The Committee (as defined below) will consist solely of "outside directors" as defined for purposes of Section 162(m). As a result, if stockholders approve the Plan, certain compensation under the Plan, such as that payable with respect to options and performance-based restricted stock, is not expected to be subject to the $1 million deductions limit under Section 162(m), but the Committee reserves the right to grant Awards that would not meet the requirements of this section.

DESCRIPTION OF THE PLAN

    Under the Plan, key employees of the Corporation and its subsidiaries ("Participants") may be granted incentive stock options, nonqualified stock options, stock appreciation rights, limited stock appreciation rights, performance shares and shares of restricted stock (all of which are referred to as "Awards").

    The Plan is administered by the Compensation Committee of the Corporation's Board of Directors (the "Committee"). The Committee may interpret the Plan and establish rules and regulations governing the administration of the Plan. The Committee will also determine which employees of the Corporation and its subsidiaries will be granted Awards, the time or times at which Awards shall be granted, and the terms, conditions and restrictions of each Award. The Committee may delegate to members of the Corporation's management the administration of Awards to Participants who are not subject to Sections 16(a) and 16(b) of the Exchange Act, and except with respect to Awards which are designed to satisfy the requirements of Section 162(m). Awards may not be transferred by a Participant other than by will or by the laws of descent and distribution unless otherwise provided in the agreement relating to a specific grant or in guidelines adopted by the Committee.

    The maximum number of shares of Common Stock available for all Awards under the Plan is 3,500,000. If an Award expires or is canceled without the issuance of shares, shares subject to that Award will become available for other Awards under the Plan. In the event of any change in the corporate structure of the Corporation or shares of Common Stock as a result of a stock split, stock dividend, merger or certain other specified transactions, appropriate adjustments will be made by the Committee in the number and class of shares available for grant, in the number and kind of shares covered by Awards and in the purchase price of outstanding options. Shares issued under the Plan may be authorized but unissued shares, or shares reacquired by the Corporation and held in its treasury.

    All key employees of the Corporation and its subsidiaries are eligible to be Participants in the Plan. Approximately 450 employees would presently be eligible to be considered for Awards under the Plan.

    No Awards have yet been granted under the Plan. If the Plan had been in effect in 1995, the grants of stock options and shares of restricted stock to the Chief Executive Officer and the four other most highly compensated executive officers listed in the Summary Compensation Table, to all executive officers as a group and to all employees as a group, would have been made under the Plan.

TYPES OF AWARDS

    Eligible employees who are designated by the Committee may be granted one or more of the following Awards:

        OPTIONS. Options are rights to purchase a specified number of shares of Common Stock at the fair market value of the underlying Common Stock at the time the option is granted with cash, or, at the discretion of the Committee, with cash and/or with other shares of Common Stock. Options are exercisable at such time and in such installments as determined by the Committee. Options expire no later than ten years after the date on which they are granted. Options on no more than 200,000 shares of the Common Stock may be granted to any individual Participant in a single calendar year, subject to equitable adjustment as provided in the Plan.

        If a Participant ceases to be an employee of the Corporation or any subsidiary other than by reason of death, retirement or permanent disability, any then outstanding options may be exercised at any time before their expiration date or within three months after the date of termination, whichever is earlier, but only (unless otherwise determined by the Committee) to the extent that such options were exercisable when employment ceased, and to the extent not so exercisable, the options shall terminate on the date employment ceases. If a Participant's employment terminates because of death or permanent disability, any then outstanding options previously granted to the Participant will become exercisable. In the case of death of the Participant, such options may be exercised at any time before their expiration date or within three years after the date of termination, whichever is earlier. In the case of permanent disability, such options may be exercised at any time before their expiration date. If a

    Participant's employment terminates because of retirement, any then outstanding options may be exercised at any time before their expiration date or within five years after the date of termination, whichever is earlier, but only (unless otherwise determined by the Committee) to the extent that such options were exercisable when employment ceased, and to the extent not so exercisable, the options shall terminate on the date employment ceases.

        STOCK APPRECIATION RIGHTS AND LIMITED RIGHTS. Stock appreciation rights ("SARs") entitle the Participant to receive a payment equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the grant price thereof. These rights may be granted under the Plan in tandem with an option and on a freestanding basis. In the discretion of the Committee, payment may be made in cash, shares of Common Stock or a combination thereof. Limited stock appreciation rights ("LSARs") afford the optionee the right to receive payment upon a Change in Control (as defined in the Plan) equal to the excess of the higher of the highest price per share paid in connection with such Change in Control or the highest fair market value per share at any time during the 60 day period preceding the Change in Control, over the option price per share. In the event of termination of employment, with a few limited exceptions including termination as a result of death, disability or retirement, SARs will be canceled within 90 days of termination.

        RESTRICTED STOCK. A grant of restricted stock entitles the Participant, subject to his or her continued employment by the Corporation during the Restricted Period (as defined below), and other conditions specified in the Plan, to unconditional ownership of a specified number of shares of Common Stock (the "Restricted Stock"). Restrictions will lapse on Restricted Stock at a specified rate over a period of time (the "Restricted Period") to be determined by the Committee and specified in the Participant's agreement (the "Agreement") at the time of the grant. The Committee may determine whether or not a Restricted Stock Award is designed to satisfy the requirements of Section 162(m) and whether to condition the vesting of shares on the attainment of specified Performance Measures (as described below) by the Corporation over a stated Performance Period. In the event of termination of employment, any cancelation or forfeiture of shares of Restricted Stock will be subject to the terms set forth in the agreement relating to such Award and/or to guidelines established by the Committee. No more than an aggregate of 100,000 Performance Shares and shares of Restricted Stock may be granted to any Participant in a single calendar year, subject to equitable adjustment as provided in the Plan.

        PERFORMANCE SHARES. The Plan also provides for the grant of Performance Shares. Each "Performance Share" is a right, contingent upon the attainment of Performance Measures within a specified performance period, to receive one share of the Common Stock, which may be Restricted Stock, or the fair market value of such Performance Share in cash. Prior to the settlement of a Performance Share awarding shares of Common Stock, the holder of such Award will have no rights as a stockholder of the Corporation with respect to the shares of Common Stock subject to the Award. Performance Shares will be non-transferable during the applicable performance period; provided however, that in the event of termination of employment any cancelation or forfeiture of the portion of a Performance Share Award that is then subject to a performance period will be subject to the terms set forth in the agreement relating to such Award and/or to guidelines established by the Committee. No more than an aggregate of 100,000 Performance Shares and shares of Restricted Stock may be granted to any Participant in a single calendar year, subject to equitable adjustment as provided in the Plan.

    In the event of a Change in Control (as defined in the Plan) all outstanding options and SARs will become exercisable and all restrictions on Performance Shares and shares of Restricted Stock will lapse.

PERFORMANCE MEASURES

    "Performance Measures" shall mean the criteria and objectives, established by the Committee, that shall be satisfied as a condition to the receipt of shares by a Participant under a Restricted Stock Award, or to the payment or receipt of shares or cash under a Performance Share Award. With respect to any Restricted Stock or Performance Share Award that the Committee designates as being intended to satisfy the requirements of Section 162(m), such criteria and objectives shall be based on one or more of the following: the market price of a share of the Common Stock, earnings-per-share, return to stockholders (including dividends), return-on-equity, earnings on a GAAP or statutory accounting basis, revenues, market share, cash flow or cost reduction goals, underwriting margin, or any combination of the foregoing. Such criteria and objectives may be expressed on either an absolute basis or relative to the performance of a peer group selected by the Committee. In the case of any Restricted Stock or Performance Share Award that the Committee does not designate as being intended to satisfy the requirements of Section 162(m), such criteria and objectives, if any, may include one or more of the criteria and objectives referred to above or such other criteria and objectives, including ones relating to the Participant, as the Committee may determine.

AMENDMENT

    The board may amend, suspend or terminate the Plan or any portion thereof at any time. The Chief Executive Officer of the Corporation shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state statutes applicable to the Corporation or authorized or made desirable by such statutes. No modification or termination of the Plan shall, without the Participant's consent, alter or impair any of his or her rights or obligations under any Award theretofore granted to him or her under the Plan.

CERTAIN FEDERAL INCOME TAX EFFECTS

    The following discussion of certain relevant federal income tax effects applicable to options, SARs, LSARs, Performance Shares and Restricted Stock granted under the Plan is a summary only, and reference is made to the Internal Revenue Code of 1986, as amended (the "Code"), for a complete statement of all relevant federal tax provisions.

NONQUALIFIED STOCK OPTIONS

    In the case of a nonqualified stock option, a Participant generally will not be taxed upon the grant of such an option. Rather, at the time of exercise of such nonqualified stock option (and in the case of an untimely exercise of an incentive stock option), the Participant will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price. The Corporation will generally be entitled to a federal income tax deduction at such time, in the same amount that the Participant recognizes as ordinary income.

INCENTIVE STOCK OPTIONS

    In the case of an incentive stock option, a Participant will not be in receipt of taxable income upon the grant of the incentive stock option or upon its timely exercise.

    If stock acquired pursuant to a timely exercised incentive stock option is later disposed of after satisfaction of certain holding period requirements set forth in the Code, the Participant will generally recognize long-term capital gain or loss (if the stock is a capital asset of the Participant) equal to the difference between the amount realized upon such sale and the option price. The Corporation, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the incentive stock option or the sale of such stock by the Participant.

RESTRICTED STOCK

    In the case of a Restricted Stock Award, a Participant generally will not be taxed upon the grant of such an Award, but, rather, the Participant will recognize ordinary income in an amount equal to the fair market value of the Common Stock at the time the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code). A Participant may, however, elect (not later than 30 days after acquiring such shares) to recognize ordinary income at the time the shares of Restricted Stock are awarded in an amount equal to their fair market value at that time. The Corporation will generally be entitled to a federal income tax deduction at such time, in the same amount that the Participant recognizes as ordinary income, except to the extent the limit of
Section 162(m) applies.

PERFORMANCE SHARES

    A Participant will not recognize taxable income upon the grant of Performance Shares and the Corporation will not be entitled to a tax deduction at such time. Upon the settlement of Performance Shares, the Participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any shares delivered and any cash paid by the Corporation, and the Corporation will be entitled to a corresponding deduction, except to the extent the limit of Section 162(m) applies.

VOTE REQUIRED

    The affirmative vote of the holders of a majority of the shares of Common Stock of the Corporation present in person or by proxy at the Annual Meeting is required for the approval of the adoption of the Plan.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ADOPTION OF THE PLAN.

                             ITEM 5. OTHER MATTERS

    The Board of Directors knows of no other matters to be brought before the Annual Meeting. If other matters are presented, it is intended that the persons named as proxies on the proxy card will have discretionary authority to vote on such matters in accordance with their best judgment.

                     BOARD COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

OVERVIEW

- The three-member Committee makes decisions on compensation for executives of the Corporation and its subsidiaries, subject to the approval of the full Board of Directors in the case of cash compensation for the Corporation's Chief Executive Officer.

-  All of the  members of the Committee are  outside directors as defined  under
    Section 162(m).

- The Corporation's compensation philosophy is "Pay for Results." Compensation is designed to support the attainment of the Corporation's strategic goals and to balance the focus on short- and long-term performance goals.

- The compensation programs for executives are highly dependent upon the Corporation's performance and significant portions of executives' total compensation are tied to UNUM's return to shareholders. There are three components of executive compensation: base salary; long-term incentives, including shares of performance-based restricted stock and options to purchase UNUM stock; and contingent cash payments under annual incentive plans.

- The Committee has taken steps to preserve the deductibility of executive compensation under Section 162(m) by designing stock-based incentive programs that comply with this section. However, the Committee reserves the right to make future determinations as to existing and future compensation plans that it believes to be in the best interests of the shareholders, whether or not such compensation is fully deductible.

COMPENSATION PEER GROUP

- During 1995 the Committee conducted a reassessment of its executive compensation design in light of the evolution of the Corporation's businesses and competitive environment, as well as changes in the market for executive talent.

- The Committee concluded that although the basic design of the program continued to serve the Corporation's needs very well, executive compensation needed to be better aligned with current compensation levels in the financial services industry in order to continue to attract and retain top executive talent.

- Therefore, the Committee approved the development of a new list of 34 companies in the insurance and financial services industry against which to measure UNUM's executive compensation (the "Peer Group"). This group is different from the companies making up the Dow Jones Life Insurance Industry Index shown on the performance graph below because the Corporation looks beyond the life insurance industry when hiring executives.

- Total compensation will be designed to equate to that paid at the 75th percentile of the Peer Group if the Corporation performs at the level achieved by the 75th percentile of the Peer Group.

- Total compensation will be less than the median for the Peer Group if the Corporation's results under-perform this group.

BASE SALARY

- Base salaries are set to be competitive with the Peer Group for positions with similar levels of responsibility. Salary decisions are impacted by job performance but generally are designed to ensure that salaries are at a competitive level for similar positions within the Peer Group.

- Mr. Orr's salary during 1995 reflected an increase of 12 percent in his base salary rate to recognize his performance and to be more competitive with salaries for chief executive officers of comparable companies. This salary was below the median salary for chief executive officers both of the companies in the comparison group of 76 insurance, financial services and industrial firms used by UNUM during 1995 and for the new Peer Group.

LONG-TERM INCENTIVES

- Long-term incentive compensation is paid in awards of stock options and performance-based restricted stock, the value of which is estimated using a Black-Scholes model. Forty percent of the targeted value of stock-based compensation awarded during 1995 was allocated to restricted stock grants and 60 percent to stock option grants.

- The Committee does not take into consideration the level of an executive's stock ownership or accumulated stock options in making determinations concerning the size of stock-based awards. However, the Corporation has suggested stock ownership guidelines that provide that over time the Chief Executive Officer, each Executive Vice President, and each Senior Vice President-level officer should aim to accumulate UNUM stock (exclusive of stock options) valued at five-, three-, and two-times salary, respectively.

- The Corporation grants nonqualified stock options at fair market value, generally during the first quarter of each year. Stock options basically reflect increased shareholder value, and have no value to optionees unless the Corporation's stock price increases. The Corporation has never repriced stock options.

- Performance-based Restricted Stock Awards are also generally granted in the first quarter of each year and are contingent upon the attainment of multi-year goals set at the time of grant by the Committee. With the exceptions of a one-time grant to Mr. Center in 1994 and grants to Mr. Crispin provided for within his hiring agreement, all restricted stock awards to the named executives include performance measures. Prior to 1996, these performance measures were in terms of three-year internal return-on-equity targets. As a result of the executive compensation reassessment referred to above, payouts of restricted stock granted after 1995 will be determined based on financial performance relative to the companies in the Peer Group. In order to transition to the new measurement criteria, the restricted stock grants in 1995 for the 1995-1997 performance cycle were replaced in 1996 with identically-sized grants incorporating return-on-equity performance measures relative to the Peer Group for the years 1996-1997.

- The Corporation did not reach its return-on-equity threshold for the 1993-1995 performance cycle, and thus, despite the Corporation's good performance during 1995, all shares for this cycle, including those granted to the Chief Executive Officer and the other named executives, were forfeited.

ANNUAL INCENTIVE

- The annual cash incentive component of compensation consists of a percentage of base salary that is a function of the officer's level within the organization.

- With the exception of Mr. Brown (see description under "Other Agreements and Transactions"), annual incentive plan awards for the Chief Executive Officer and Executive Vice Presidents are based entirely on overall corporate performance, giving the greatest weight to attainment of financial targets, but also considering progress against the Corporation's long-term strategic goals. For other executive officers, annual incentives are composed of an overall corporate component and a component based on financial and strategic measures for the executive's affiliate or business unit.

- The Committee sets financial measures for a threshold, target and maximum cash incentive payout in February of each year and makes determinations concerning payout of incentives in the following February after review of the Corporation's performance for the full year.

- The Corporation's 1995 earnings exceeded the earnings-per-share threshold for a payout under the overall corporate annual incentive plan for the year. The Committee determined to award an incentive payment for overall corporate performance (comprising the entire payment for Messrs. Orr and Center and the entire payment awarded to Mr. Brown as of the mailing of this proxy statement) at a level 20 percent higher than the threshold payment percentage based on the excellent appreciation in the Corporation's share price during 1995 and the fact that reported earnings reflected solid improvement in the Corporation's core disability businesses. Mr. Crispin's annual incentive for 1995 was determined in accordance with the terms of his hiring agreement (see description under "Other Agreements and Transactions.") Mr. Moynihan's incentive reflected the same payout level for the overall corporate component of his incentive and an additional component for the performance of the Corporation's Investment Division, which exceeded its plan for 1995.

Robert E. Dillon, Jr.             Donald W. Harward             Lawrence R. Pugh

                               PERFORMANCE GRAPH

    The graph below compares the cumulative total stockholder return on the Common Stock for the last five fiscal years with the cumulative total return on the S&P 500 and the Dow Jones Life Insurance Industry Index over the same period (assuming the investment of $100 in the Corporation's Common Stock, the S&P 500 and the Dow Jones Life Insurance Industry Index on December 31, 1990, and the reinvestment of all dividends).

                     COMPARISON OF CUMULATIVE TOTAL RETURN
 UNUM, the S&P 500, and the Dow Jones Life Insurance Industry Index ("Industry
                                    Index")
                      (assumes $100 invested at 12/31/90)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        UNUM     INDUSTRY INDEX   S&P 500
1990                        100             100        100
1991                        177             149        130
1992                        234             195        140
1993                        236             194        155
1994                        173             174        157
1995                        257             242        215
$ value of
investment

                             EXECUTIVE COMPENSATION

    The following Summary Compensation Table shows compensation paid by the Corporation and by UNUM Life Insurance Company of America ("UNUM America") and Duncanson & Holt, Inc. (D&H), wholly-owned subsidiaries of the Corporation, to the Chief Executive Officer and the other four most highly compensated executive officers of the Corporation during any of the past three fiscal years during which such person served as an executive officer.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM
                                                                                    COMPENSATION AWARDS
                                                                                ---------------------------
                                                         ANNUAL COMPENSATION                     NUMBER OF        OTHER
                                                       -----------------------                  SECURITIES   ----------------
NAME AND                                                            INCENTIVE     RESTRICTED    UNDERLYING      ALL OTHER
PRINCIPAL POSITION                            YEAR       SALARY    PAYMENT(1)   STOCK AWARD(2)    OPTIONS    COMPENSATION(6)
------------------------------------------  ---------  ----------  -----------  --------------  -----------  ----------------
James F. Orr III..........................       1995  $  691,385   $ 248,900    $  446,250(3)      36,950     $    214,285
Chairman and CEO                                 1994  $  626,154   $       0    $  388,125(5)      31,500     $     24,238
                                                 1993  $  606,154   $ 454,600    $  390,500(5)      30,000     $     27,439
Robert W. Crispin.........................       1995  $  480,769   $ 250,000    $  656,000(4)      55,150     $    684,849
Executive Vice President
Stephen B. Center.........................       1995  $  372,154   $ 111,000    $  170,000(3)      14,150     $      6,000
Executive Vice President                         1994  $  353,308   $       0    $  596,150(5)      11,650     $      6,000
                                                 1993  $  341,692   $ 212,300    $  151,250(5)      11,500     $      8,984
Thomas G. Brown...........................       1995  $  332,127   $  40,900    $  102,000(3)       8,550     $    822,980
Executive Vice President
Peter J. Moynihan.........................       1995  $  260,000   $ 103,000    $   93,500(3)       7,750     $      6,000
Senior Vice President                            1994  $  234,327   $       0    $   64,688(5)       5,250     $      6,000
                                                 1993  $  225,846   $ 112,400    $   77,000(5)       5,850     $      6,288

------------

(1) Cash incentive payments for 1995, 1994 and 1993 performance have been listed in year earned, but were actually paid in the following fiscal year.
    Additional cash incentive amounts in respect of 1995 were earned by Mr. Brown (see description under "Other Agreements and Transactions") but had not been calculated as of the mailing of this proxy statement. Such amounts will be reported in UNUM's next proxy statement.

(2) The aggregate number and fair market value at December 31, 1995 ($54.75 per share), of shares of restricted stock held by the five named executives as of December 31, 1995, were as follows: Mr. Orr (25,100, $1,374,225), Mr.
    Crispin  (15,200,  $832,200),  Mr. Center  (19,550,  $1,070,363),  Mr. Brown
    (5,300, $290,175) and Mr. Moynihan (4,850, $265,538).

(3) The restricted stock awards shown were replaced by a grant to the named executive of an identical number of shares in March 1996 in order to transition the restricted stock program as explained in the Board Compensation Committee Report. Restrictions may lapse on from 50 percent to 100 percent of such shares, provided that the Corporation attains targeted return-on-equity goals during the period

    1996-1997 and that the executive remains in the Corporation's employ as provided in the 1990 Plan. No shares will be paid out if the Corporation fails to attain the threshold financial measure established by the Committee.

(4) The amounts shown include 7,200 shares with a grant value of $306,000 that will vest on March 10, 1998 and 8,000 shares with a grant value of $350,000 that will vest on January 16, 1999, respectively, provided that Mr. Crispin remains in the Corporation's employ until such vesting dates.

(5) Except as noted below, the restrictions may lapse on from 50 percent to 100 percent of the shares represented by the restricted stock awards shown for each named executive, provided that the Corporation attains targeted three-year return-on-equity goals and that the executive remains in the Corporation's employ as provided in the 1990 Plan. No shares will be paid out if the Corporation fails to attain the threshold financial measure established by the Committee. In the case of Mr. Center, the amounts shown include 10,000 shares with a grant value of $451,250 that will vest on January 6, 1998 provided that Mr. Center remains in the Corporation's employ until such vesting date.

(6) Except as noted below, the stated amounts are the Corporation's matching contributions to the UNUM Employees Retirement Savings Plan and Trust or the Duncanson & Holt, Inc. Employee Profit Participation and Savings Plan. In December 1995, the Corporation paid $190,267 plus the proceeds of an existing insurance policy to purchase a new split-dollar life insurance policy on the lives of Mr. and Mrs. Orr that will provide a superior benefit to Mr. and Mrs. Orr at lower overall cost to the Corporation. Mr. and Mrs. Orr have assigned their interests in the policy back to the Corporation for the period until Mr. Orr's retirement, and Mr. Orr is obligated under this assignment to pay back to the Corporation the full cost of the policy if his employment is terminated. Mr. Orr's repayment obligation will be ratably reduced over the period until his normal retirement age of 65 and at normal retirement the policy will become the property of Mr. and Mrs. Orr without any repayment obligation. Insurance premiums were paid by the Corporation with respect to Mr. Orr's previously existing term life insurance in the amounts of $18,018, $18,238 and $18,445 relative to 1995, 1994 and 1993, respectively. In the case of Mr. Crispin, the Corporation paid the first of three equal annual payments of $220,000 to compensate him for foregone compensation from his previous employer and provided relocation assistance of $464,849 (see description under "Other Agreements and Transactions"). In the case of Mr. Brown, the stated amount includes four non-competition payments of $200,000 per quarter (see description under "Other Agreements and Transactions").

                          OPTION GRANTS IN FISCAL 1995

                                              INDIVIDUAL GRANTS
                          ---------------------------------------------------------
                           NUMBER OF
                           SECURITIES      % OF TOTAL                                       POTENTIAL REALIZED VALUE
                           UNDERLYING    OPTIONS GRANTED                                        AT EXPIRATION(4)
                            OPTIONS      TO EMPLOYEES IN    EXERCISE    EXPIRATION   ---------------------------------------
NAME                        GRANTED        FISCAL YEAR        PRICE        DATE         0%($)        5%($)         10%($)
------------------------  ------------  -----------------  -----------  -----------  -----------  ------------  ------------
James F. Orr III........        150(3)         0.01%        $    38.00      1/3/05    $       0   $      3,585  $      9,084
                             36,800(1)         3.36%        $    42.69     3/10/05    $       0   $    987,939  $  2,503,543
Robert W. Crispin.......        150(3)         0.01%        $    54.75    12/29/05    $       0   $      5,165  $     13,088
                             40,000(2)         3.65%        $    43.31     1/16/05    $       0   $  1,089,569  $  2,761,085
                             15,000(1)         1.37%        $    42.69     3/10/05    $       0   $    402,693  $  1,020,466
Stephen B. Center.......        150(3)         0.01%        $    38.00      1/3/05    $       0   $      3,585  $      9,084
                             14,000(1)         1.28%        $    42.69     3/10/05    $       0   $    375,846  $    952,435
Thomas G. Brown.........        150(3)         0.01%        $    38.00      1/3/05    $       0   $      3,585  $      9,084
                              8,400(1)         0.77%        $    42.69     3/10/05    $       0   $    225,508  $    571,461
Peter J. Moynihan.......        150(3)         0.01%        $    38.00      1/3/05    $       0   $      3,585  $      9,084
                              7,600(1)         0.69%        $    42.69     3/10/05    $       0   $    204,031  $    517,036

------------
(1) Options were granted on March 10, 1995, based on the fair market value on that date ($42.69 per share) and became fully exercisable on March 10, 1996.

(2) 25%  of  the  options  granted  were exercisable  on  January  16,  1996. An additional 25% of the options granted will vest on January 16, 1997, 1998 and 1999. All options become immediately exercisable in the event of a Change in Control of the Corporation.

(3) Options were granted on January 3, 1995, with the exception of the options granted to Mr. Crispin on December 29, 1995. All options will become exercisable on January 3, 2004 (with the exception of the options granted to Mr. Crispin that will become exercisable on December 29, 2004), or on such earlier date as it may be determined that the Corporation has attained certain goals, as provided within the Corporation's 1998 Goals Stock Option Plan. All options become immediately exercisable in the event of a Change in Control of the Corporation.

(4) Potential realizable value is based on an assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year term. These numbers are calculated based on the requirements promulgated by the Commission and do not reflect the Corporation's estimate of future stock price growth.

                   AGGREGATED OPTION EXERCISES IN FISCAL 1995
                       AND FISCAL YEAR-END OPTION VALUES

                                                                     NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                       SHARES                       UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                      ACQUIRED                    OPTIONS AT FISCAL YEAR-END     AT FISCAL YEAR-END(1)
                                     ON EXERCISE       VALUE      --------------------------  ---------------------------
NAME                                 OF OPTIONS      REALIZED     EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
----------------------------------  -------------  -------------  -----------  -------------  ------------  -------------
James F. Orr III..................        0          $       0       199,600        36,950    $  3,899,703   $   446,413
Robert W. Crispin.................        0          $       0             0        55,150    $          0   $   638,438
Stephen B. Center.................        0          $       0        38,350        14,150    $    313,647   $   171,388
Thomas G. Brown...................        0          $       0        12,000         8,550    $     20,625   $   103,838
Peter J. Moynihan.................        0          $       0        42,000         7,750    $    861,746   $    94,188

------------

(1) Potential unrealized value is (i) the fair market value at December 31, 1995 ($54.75 per share) less the option exercise price times (ii) the number of shares acquired on exercise of options.

                       OTHER AGREEMENTS AND TRANSACTIONS

    The Corporation has entered into severance agreements (the "Severance Agreements") with each of Messrs. Orr, Crispin, Center, Brown and Moynihan providing for payments and other benefits to the officer if, within two years after a Change in Control of the Corporation, as defined in the Severance Agreements, his or her employment is terminated (a) involuntarily other than for willful and continued failure by the officer to perform substantially his or her duties or willful conduct which is demonstrably and materially injurious to the employer; or (b) voluntarily by the officer, if for Good Reason as defined in the Severance Agreements. Under the Severance Agreements, an officer whose employment so terminates will receive, in addition to accrued salary and prorated incentive compensation, (1) a lump sum payment equal to three times the sum of his or her salary in effect at termination or immediately prior to the Change in Control, whichever is greater, plus three times the average of the annual incentive compensation awards received by the officer in respect of the preceding three years, or in the case of Mr. Crispin, an average designed to approximate the amount he would have received had he been so employed; (2) a lump sum payment equal to the present value of the reduction in retirement payments resulting from the termination, assuming employment had continued for three additional years; and (3) continuation of life, disability, and accident and health insurance benefits for a maximum of three years, except to the extent that equivalent benefits are provided by a subsequent employer. In the event of a Potential Change in Control, as defined in the Severance Agreements, the Corporation is obligated to fund a trust in an amount sufficient to provide for all cash payments under such agreements.

    During 1995, UNUM America assumed certain group long-term disability insurance liabilities reinsured by Rochdale Insurance Company, an insurance company of which Mr. Brown is the majority stockholder, in exchange for payment to UNUM America of $10,454,000. Also during 1995, UNUM America paid $321,204 in fees for reinsurance pool management services to ERG Management Corporation, a corporation of which Mr. Brown is the majority stockholder.

    In July 1992, in connection with the purchase of D&H, the Corporation entered into a five-year employment agreement with Mr. Brown providing for quarterly non-competition payments of $200,000 during the term of the agreement, an initial base salary of $300,000 per year, payments in the amount of

2 percent of annual profit commissions earned by D&H each fiscal year, and participation in the UNUM America Results Sharing Plan and D&H bonus plans based on profit, underwriting and reinsurance pool participation results, subject to the discretion of the D&H board of directors.

    Effective January 16, 1995, the Corporation entered into an agreement with Mr. Crispin providing for an initial base salary of $500,000, a minimum annual incentive award, stock option grant and restricted stock grant in respect of 1995 of $250,000, 15,000 shares, and 7,200 shares, respectively, and a partially nonqualified pension arrangement providing for Mr. Crispin to receive the equivalent of two years credit under the Corporation's retirement plans in which executive officers participate for each of his first ten years of actual employment. To compensate Mr. Crispin for foregone compensation from his previous employer, the Corporation agreed to pay to him a total of $660,000 in three annual installments, a grant on the date of hire of options to purchase 40,000 shares of Common Stock, a grant of 8,000 shares of time-lapse restricted stock, and relocation assistance including up to $200,000 in protection for loss on the sale of his home. In the event of termination of Mr. Crispin's employment for any reason (except in connection with a Change of Control of the Corporation) other than resignation or cause during the first five years of employment, Mr. Crispin will receive a severance payment equivalent to two years' base salary.

                                  PENSION PLAN

    The following table illustrates the combined estimated annual benefits payable under the UNUM Employees Pension Plan and Trust (the "Pension Plan"), the Supplemental Retirement Plan (the "Supplemental Plan") and the Supplemental Executive Retirement Plan (the "SERP") upon normal retirement of participants with varying Final Average Earnings (as defined below) and years of credited service. The amounts are calculated on the basis of payments for the life of a participant who is 65 years of age. As of December 31, 1995, Messrs. Orr, Crispin, Center, and Moynihan had 9, 2, 33 and 23 whole years of credited service. If each of the above were to continue their employment until age 65, their respective years of credited service would be 21, 27, 40, and 36 for purposes of computing benefits. Mr. Brown is not a participant in these plans.

                                                      ESTIMATED ANNUAL BENEFITS BY YEARS OF CREDITED SERVICE
         FINAL AVERAGE            ----------------------------------------------------------------------------------------------
            EARNINGS                  10          15          20          25          30          35          40          45
        ----------------          ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
$    200,000  ..................  $   37,000  $   60,100  $   85,100  $   92,500  $  102,500  $  112,500  $  122,500  $  132,500
     300,000  ..................      60,100      97,600     135,100     142,500     157,500     172,500     187,500     202,500
     400,000  ..................      85,100     135,100     185,100     192,500     212,500     232,500     252,500     272,500
     500,000  ..................     110,100     172,600     235,100     242,500     267,500     292,500     317,500     342,500
     600,000  ..................     135,100     210,100     285,100     292,500     322,500     352,500     382,500     412,500
     700,000  ..................     160,100     247,600     335,100     342,500     377,500     412,500     447,500     482,500
     800,000  ..................     185,100     285,100     385,100     392,500     432,500     472,500     512,500     552,500
     900,000  ..................     210,100     322,600     435,100     442,500     487,500     532,500     577,500     622,500
   1,000,000  ..................     235,100     360,100     485,100     492,500     542,500     592,500     642,500     692,500
   1,100,000  ..................     260,100     397,600     535,100     542,500     597,500     652,500     707,500     762,500
   1,200,000  ..................     285,100     435,100     585,100     592,500     652,500     712,500     772,500     832,500

    Under the Pension Plan, retirement benefits are determined according to a formula based upon the number of years of credited service and the Final Average Earnings, minus 50 percent of the participant's Primary Social Security Amount (as defined below). "Final Average Earnings" are defined as the average of basic earnings plus incentives for the five consecutive years in which earnings were the highest within the last

10 years of credited service. The "Primary Social Security Amount" is defined as the monthly benefit amount available to the participant as of the normal retirement date under the provisions of Title II of the Social Security Act in effect at the time of termination of employment. Accrued benefits are 100 percent vested after five years of service.

    The Supplemental Plan provides benefits equal to the difference between what the Pension Plan can pay per the maximums imposed by Sections 401(a)(17) and 415 of the Code, and what the Pension Plan would otherwise have paid pursuant to the benefit formula had these maximums not existed. All participants in the Pension Plan who retire or terminate after January 1, 1983 and are affected by the maximums are eligible to participate in the Supplemental Plan, including Messrs. Orr, Crispin, Center and Moynihan.

    The SERP provides benefits for certain executives, including Messrs. Orr, Crispin, Center and Moynihan, who have been designated to participate by the Corporation's board. The benefits equal 2.5 percent of the Final Average Earnings for each year of credited service, up to a maximum of 20 years, less the sum of the participant's Primary Social Security Amount, benefits payable from the Supplemental Plan and benefits payable from the Pension Plan.

                           PROPOSALS OF STOCKHOLDERS

    In order for proposals of stockholders to be included in the proxy materials for presentation at the 1997 Annual Meeting of Stockholders, such proposals must be received by the Corporate Secretary no later than November 27, 1996.

                             ADDITIONAL INFORMATION

    The Corporation will bear the cost of soliciting proxies from its stockholders and will enlist the help of banks and brokerage houses in soliciting proxies from their customers. The Corporation will reimburse these institutions for out-of-pocket expenses. In addition to the use of the mails, proxies may be solicited personally or by telephone by the directors, officers and employees of the Corporation or its subsidiaries. The Corporation has engaged Georgeson & Company Inc. to assist in soliciting proxies for a fee of approximately $7,500 plus reasonable out-of-pocket expenses.

                                          [/S/ KEVIN J. TIERNEY]
                                          KEVIN J. TIERNEY
                                          SECRETARY

________________________________________________________________________________

                                  UNUM CORPORATION
P            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 10, 1996
R
       The undersigned hereby appoints as Proxies, James F. Orr III, Robert W.
O Crispin, and Kevin J. Tierney, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as
X designated below, all the shares of Common Stock of UNUM Corporation held of record by the undersigned on March 13, 1996, at the Annual Meeting of
Y      Stockholders to be held on May 10, 1996, or any adjournments thereof.



       Election of Directors, Nominees:

       Robert E. Dillon, Jr., Ronald E. Goldsberry,
       Donald W. Harward and James F. Orr III.



       YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH
       TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'
       RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES         SEE REVERSE
       UNLESS YOU SIGN AND RETURN THIS CARD.                            SIDE

________________________________________________________________________________
                               FOLD AND DETACH HERE

________________________________________________________________________________

    PLEASE MARK YOUR                                                       0606
/X/ VOTES AS IN THIS
    EXAMPLE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4. If other matters properly come before the meeting, the Proxies will vote in accordance with their best judgment.

     FOR   WITHHELD                                      FOR   AGAINST   ABSTAIN

                         2. Proposal to ratify the        / /     / /       / /
                            appointment of Coopers &
                            Lybrand L.L.P. as the
                            Corporation's independent
1.   / /     / /            auditors for the year 1996.

Election of Directors.   3. Proposal to approve certain   / /     / /       / /
(mark only one)             amendments to the
                            Corporation's 1987 Executive
_____________________       Stock Option Plan and 1990
(INSTRUCTION: To withhold   Long-Term Stock Incentive
authority to vote for any   Plan.
individual nominee write
that nominee's name on   4. Proposal to approve the       / /     / /       / /
the space provided.         adoption of the Corporation's
                            1996 Long-Term Stock Incentive
                            Plan.

                         I would like to attend UNUM Corporation's Annual   / /
                         Meeting of Stockholders on May 10, 1996. Please provide an admission ticket.

                              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                              CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE(S)_____________________ DATE ____________

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, EACH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

________________________________________________________________________________
                            /\ FOLD AND DETACH HERE /\



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

                            Appendix


The following long-term incentive plans are being furnished pursuant to Instruction 3 to Item 10 of Schedule 14A. They do not comprise part of the proxy statement and are not being sent to stockholders:


1987  Executive Stock Option Plan
1990  Long-Term Stock Incentive Plan
1996  Long-Term Stock Incentive Plan

                                UNUM CORPORATION
                        1987 EXECUTIVE STOCK OPTION PLAN


1.   PURPOSE.
     This plan shall be known as the UNUM 1987 Stock Option Plan (the "Plan"). The purpose of the Plan shall be to promote the profitability of UNUM CORPORATION and its subsidiaries (the "Company") by providing certain key employees with incentives to contribute to the success of the Company and by enabling the Company to attract, retain, and reward the best available personnel for positions of substantial responsibility. The terms "subsidiary" and "subsidiaries" as used herein shall mean corporations, a majority of the outstanding shares of voting stock of which is owned by the Company directly or indirectly. For purposes of the Plan, an Incentive Stock Option shall have the meaning set forth in Section 422A of the Internal Revenue Code of 1954, as amended (the "Code"); a Nonqualified Stock Option shall mean any stock option for shares other than an Incentive Stock Option.

2.   ADMINISTRATION.
     The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board").

     Each member of the Committee shall be a person who is not eligible, and has not at any time within one year prior to his or her appointment to the Committee been eligible, for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company or any of its subsidiaries. Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan and may from time to time adopt, amend, or rescind such rules and regulations for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties, including the Company, the shareholders, and the Participants. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of Delaware and applicable Federal law.

3.   SHARES AVAILABLE FOR THE PLAN.
     Subject to adjustments as provided in Section 6, an aggregate of 2,500,000 shares of common stock of $.10 par value of UNUM Corporation ("Shares") may be issued pursuant to the Plan. Such Shares may represent either previously unissued shares or treasury shares. If any option granted under the Plan shall expire or terminate unexercised or for any reason become unexercisable as to any shares, such unpurchased shares shall thereafter be available for further grants under the Plan unless the related Stock Appreciation Rights are exercised.

4.   PARTICIPATION.
     (a) Participation in this Plan shall be limited to those key employees of the Company selected at the sole discretion of the Committee. Nothing in the Plan or in any option or right granted thereunder shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate employment at any time.

     (b) Directors who are also employees and officers of the Company shall be eligible to receive options and rights under the Plan. Members of the Board of Directors who are not also employees of the Company and all members of the Committee shall be ineligible to receive either options or rights under the Plan.

     (c) Options and rights may be granted to such persons and for such respective number of shares as the Committee, in its absolute discretion, shall determine (such individuals to whom options and rights are granted are being herein called "Optionees"). A grant of an option or right in any one year to an eligible employee shall neither guarantee nor preclude a grant to such employee in subsequent years.

5.   TERMS AND CONDITIONS OF OPTIONS.
     The Committee may from time to time select key employees to whom stock options shall be granted as Incentive Stock Options within the meaning of
     Section 422A of the Code or as Nonqualified Stock Options or any combination thereof as the Committee shall decide. The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

     (a) PRICE. The purchase price per share deliverable upon the exercise of each option shall not be less than 100% of the Fair Market Value of the shares on the date the option is granted. Fair Market Value shall be the average price of the high and low sale prices of the shares on the New York Stock Exchange composite tape or such other recognized market source as determined by the Committee from time to time on the date the option is granted, or, if there is no sale on such date, then such average price on the last previous day on which a sale is reported. In the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of UNUM Corporation or any of its subsidiaries, such price per share shall not be less than 110% of the Fair Market Value of the shares on the date the option is granted.

     (b) PAYMENT. Options may be exercised only upon payment of the purchase price thereof in full. With respect to a Nonqualified Stock Option, such payment shall be made in cash or, at the discretion of the Committee, in shares, which shall have a value at least equal to the aggregate exercise price of the shares being purchased, or a combination of cash and shares.

          The value of shares so tendered shall be established in accordance with methods determined by the Committee. With respect to an Incentive Stock Option, payment of the exercise price shall be made in cash. The Optionee shall be entitled to elect to pay all or a portion of the exercise price for options granted under this Plan and any withholding taxes in connection with such exercise by having the shares of Common Stock to be issued by UNUM Corporation pursuant to such exercise sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. Section 220.

     (c) TERMS OF OPTIONS. The term during which options may be exercised shall be determined by the Committee. Except as otherwise provided in this Section 5(c), in no event shall an option be exercisable in whole or in part less than one year, or more than ten years from the date it is granted, provided further that, in the case of the grant of an Incentive Stock Option to an employee who at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of UNUM Corporation or any of its subsidiaries, in no event shall such option be exercisable more than five years from the date of the grant. All rights to purchase shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee.

          The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes exercisable, except that the exercise of an Incentive Stock Option shall be further restricted as set forth herein. The Committee may, in its sole discretion, accelerate the time at which any option may be exercised in whole or in part. In the case of the death, disability or retirement of an optionee, the Committee may exercise such discretion to accelerate the time at which any option may be exercised to a date less than one year from the date of grant, provided however, that in no event may a Stock Appreciation Right become exercisable less than six months from the date of grant. The option agreement evidencing an option granted under the Plan may contain such provisions limiting the acceleration of the exercise of options as the Committee deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto in effect at the time of such acceleration, will not apply to any stock or cash received by the holder from the Company.

          Unless otherwise provided herein, an Optionee may exercise an option only if he or she is, and has continuously been since the date the option was granted, an employee of the Company.

          Prior to the exercise of the option and delivery of the stock represented thereby, the Optionee shall have no rights to any dividends nor be entitled to any voting rights on any stock represented by outstanding options.

          Notwithstanding anything to the contrary contained herein, and notwithstanding any contrary waiting period or installment period in any option agreement or in the Plan, each outstanding option granted under the Plan shall become exercisable in full for the aggregate number of shares covered thereby in the event of a Change in Control (as hereinafter defined).

          For purposes of this Plan, a Change in Control shall be deemed to have occurred upon the first to occur of the following events:

            (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 40% of the number of the Company's then outstanding securities;

           (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Subsection 5(c)(i), (iii) or (iv) of this Section 5(c)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the number of outstanding securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

           (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     (d) LIMITATIONS ON GRANTS. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year may not exceed $100,000.

     (e) TERMINATION OF EMPLOYMENT. Except as provided below, if an Optionee ceases to be an employee other than by reason of death, retirement or disability, any then outstanding options may be exercised any time before their expiration date or within three months after the date of termination, whichever is earlier, but only to the extent that such options were exercisable when employment ceased, absent a determination by the Committee to the contrary; provided, however, that if a Participant is terminated for cause the Committee may determine that no option may be exercised at any time after the termination date.

          If an Optionee's employment terminates because of death or disability, all then outstanding options previously granted to the Optionee will become exercisable. In the case of death of the Optionee, such options may be exercised at any time before their expiration date or within three years after the date of termination, whichever is earlier. In the case of permanent disability, such options may be exercised at any time before their expiration date.

          If an Optionee's employment terminates because of retirement prior to January 1, 1995, any then outstanding options may be exercised any time before their expiration or within three years after the date of termination, whichever is earlier, but only to the extent that such options were exercisable when employment ceased, absent a determination by the Committee to the contrary. If an Optionee's employment terminates because of retirement on or after January 1, 1995, any then outstanding options may be exercised any time before their expiration or within five years after the date of termination, whichever is earlier, but only to the extent that such options were exercisable when employment ceased, absent a determination by the Committee to the contrary.

     (f) TRANSFERABILITY. No option or right shall be transferable by an employee otherwise than by will or the laws of descent and distribution, and during the lifetime of the employee to whom an option or right is granted it may be exercised only by him or his guardian or legal representative, but Incentive Stock Options may be exercised by such guardian or legal representative only if permitted by Section 422A and related sections of the Code and any regulations promulgated thereunder.

     (g) LISTING AND REGISTRATION. Each option shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, the listing, registration, or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase or Shares thereunder, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     (h) OPTION AGREEMENT. Each employee to whom an option may be granted shall enter into an agreement with the Company, which shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

     (i) WITHHOLDING. The Company shall have the right to require a payment from an optionee to cover any applicable withholding or other employment taxes due upon the exercise of an option.

     (j) STOCK OPTIONS. In no event shall any stock option granted after May 15, 1989 be exercisable through payment of the exercise price in cash during the period of one year following a hardship distribution under the UNUM Employees Retirement Savings Plan and Trust, as defined therein.

6.   ADJUSTMENTS.
     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustments as it deems appropriate in the number and kind of shares authorized by the Plan, in the number and kind of shares covered by the options granted, and in the purchase price of outstanding options. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation, all options and Stock Appreciation Rights granted hereunder and outstanding on the date of such event shall be assumed by the surviving or continuing corporation with appropriate adjustment as to the number and kind of shares and purchase price of the shares.

7.   TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.
     The Committee shall have the authority to grant Stock Appreciation Rights in connection with the grant of options under this Plan to any Optionee. The exercise of an option shall result in an immediate forfeiture of its corresponding right, and the exercise of a right shall cause an immediate forfeiture of its corresponding option. Stock Appreciation Rights shall be subject to such other terms and conditions as the Committee may specify. A Stock Appreciation Right granted in relation to an Incentive Stock Option shall expire at the same time as the related option expires and shall be transferable only when the related option is transferable, and under the same conditions.

8.   EXERCISE OF STOCK APPRECIATION RIGHTS.
     (a) Stock Appreciation Rights granted in connection with Incentive Stock Options and, unless otherwise provided by the Committee, all other Stock Appreciation Rights granted under this Plan shall be exercisable only to the extent the related option is exercisable and only in accordance with the instrument evidencing such right. No Stock Appreciation Right may be exercised unless the Fair Market Value of a share on the date of exercise exceeds the purchase price per share under the option to which the Stock Appreciation Right corresponds.

     (b) Upon the exercise of a Stock Appreciation Right, the Optionee shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a Share on the date of exercise as determined by the Committee, less the purchase price per Share under the option to which the Stock Appreciation Right corresponds. The Committee, in its sole discretion, shall decide whether such distribution shall be in cash or in Shares. In the event distribution is made in Shares, any fractional shares due shall be disregarded.

     (c) The Company shall have the right to require a payment from an employee to cover any applicable withholding or other employment taxes due upon the exercise of a Stock Appreciation Right.

     (d) The provisions of this subsection shall apply to Optionees who are or who hereafter may be subject to Section 16(b) of the Securities Exchange Act of 1934. No Stock Appreciation Right shall be exercised for cash in complete or partial settlement of such right unless such exercise shall occur during the period beginning on the third business day following the date of release for publication by the Company of quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date. No Stock Appreciation Right or related option may be exercised for cash in complete or partial settlement of such right during the first six months of its term, except in the event the death or disability of the holder occurs prior to the expiration of such six month period.

8A. An Optionee who is required under Section 5(i) or 8(c) of this Plan to make any payment to the Company to cover withholding or other employment taxes may elect to satisfy such obligation by tendering to the Company the number of Shares to the Company's common stock whose Fair Market Value equals the amount required to be withheld.

9.   TERMS AND CONDITIONS OF LIMITED RIGHTS.
     (a) The Committee shall have the authority to grant Limited Rights in connection with the grant of options under this Plan to any Optionee, and such rights may be granted either at or after the time of the grant of such option.

          Limited Rights or any applicable portion thereof granted with respect to a given option shall terminate and no longer be exercisable upon the termination of the related option. Upon the exercise of an option, the related Limited Right shall cease to be exercisable to the extent of the Shares with respect to which such option is exercised.

          A Limited Right related to an option may be exercised by an Optionee, in accordance with this Section 9, by surrendering the applicable portion of the related option. Upon such exercise and surrender, the Optionee shall be entitled to receive an amount determined in the manner prescribed in this Section 9.

     (b) Limited Rights shall only be exercisable during the 30 day period following a Change in Control and only to the extent that the options to which they relate shall be exercisable in accordance with the provisions of the Plan; provided, however, that no Limited Right shall be exercisable during the first six months of the term of the Limited Right (except that this additional limitation shall not apply in the event of death or disability of the Optionee prior to the expiration of the six-month period).

     (c) Upon the exercise of a Limited Right related to an option, an Optionee shall be entitled to receive an amount in cash equal in value to the excess of the higher of (i) the highest price per share paid in connection with the Change in Control or (ii) the highest fair market value per share as reported in the Wall Street Journal at any time during the 60 day period preceding the Change in Control of one share over the option price per share specified in the related option, such excess to be multiplied by the number of shares in respect of which the Limited Right shall have been exercised.

     (d) Limited Rights shall be subject to such other terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee. This Section 9 shall be interpreted in accordance and consistent with the principles set forth in Rule 16b-3 of the Securities Exchange Act of 1934.

10.  TERMINATION AND MODIFICATION OF THE PLAN.
     The Board of Directors, without further approval of the shareholders, may modify or terminate this Plan and from time to time may suspend, and if suspended, may reinstate any or all of the provisions of this Plan except that no modification or termination of this Plan may, without the consent of the Optionee, alter or impair any option previously granted under this Plan and that no modification shall become effective without prior approval of the shareholders which would (a) increase (except as provided in Section
     6) the maximum number of shares for which options may be granted under the Plan; (b) reduce the option price which may be established under the Plan;
     (c) extend the maximum option term under the Plan beyond ten years, or (d) change the Plan's eligibility requirements. The Chief Executive Officer shall be authorized to make minor or administrative modifications to the Plan as well as modification to the Plan which may be dictated by requirements of federal or state statutes applicable to the Company or authorized or made desirable by such statutes. No modification or termination of the Plan shall, without the Optionee's consent, alter or impair any of their rights or obligations under any option or right theretofore granted to him or her under the Plan. Unless previously terminated, the Plan shall terminate on December 31, 1996.

11.  EFFECTIVE DATE.
     The effective date of the Plan shall be January 1, 1987.

                                UNUM CORPORATION
                       1990 LONG-TERM STOCK INCENTIVE PLAN


SECTION 1.  PURPOSE.

The purpose of the UNUM Corporation 1990 Long-Term Stock Incentive Plan (the "Plan") is to promote the interests of UNUM Corporation and its stockholders by
(i) attracting and retaining executive officers, other key employees and corporation directors of outstanding ability; (ii) motivating such individuals, by means of performance-related incentives, to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of UNUM Corporation.


SECTION 2.  DEFINITIONS.

"Affiliate" shall mean any corporation or other entity which is not a Subsidiary but as to which the Corporation possesses a direct or indirect ownership interest and has representation on the board of directors or any similar governing body.

"Award" shall mean a grant or award under Sections 6 through 10, inclusive, of the Plan, as evidenced in a written document delivered to a Participant.

"Board" shall mean the Board of Directors of the Corporation.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

"Committee" shall mean the Compensation Committee of the Board.

"Common Stock" or "Stock" shall mean the common stock, $.10 par value, of the Corporation.

"Corporation" shall mean UNUM Corporation.

"Employee" shall mean any employee of the Employer.

"Employer" shall mean the Corporation and any Subsidiary or Affiliate.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

"Fair Market Value" shall mean the average of the highest and lowest sales prices reported for consolidated trading of the Stock on the New York Stock Exchange on the date in question, or, if the Stock shall not have been traded on such date, the average of such highest and lowest sales prices on the first day prior thereto on which the Stock was so traded.

"Fiscal Year" shall mean the fiscal year of the Corporation.

"Incentive Stock Option" shall mean a stock option granted under Section 6 which is intended to meet the requirements of Section 422A of the Code.

"Limited Right" shall mean a limited stock appreciation right granted under
Section 8.

"Non-Qualified Stock Option" shall mean a stock option granted under Section 6 which is not intended to be an Incentive Stock Option.

"Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

"Participant" shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

"Restricted Period" shall mean the period of years selected by the Committee during which a grant of Restricted Stock may be forfeited to the Corporation.

"Restricted Stock" shall mean shares of Common Stock contingently granted to a Participant under Section 9 of the Plan.

"Subsidiary" shall mean any business entity in which the Corporation possesses directly or indirectly fifty percent (50%) or more of the total combined voting power.


SECTION 3.  ADMINISTRATION.

Except as provided in Section 10, the Committee shall have full power to interpret and administer the Plan and full authority to select the individuals to whom Awards will be granted and to determine the type and amount of Award(s) to be granted to each Participant, the terms and conditions of Awards granted under the Plan and the terms and conditions of the agreements which will be entered into with Participants. As to the selection and grant of Awards to Participants who are not subject to Sections 16(a) and 16(b) of the Exchange Act, or any successor sections, the Committee may delegate its responsibilities to members of the Company's management consistent with applicable law.

The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); to direct employees of the Corporation and its subsidiaries or other advisors to prepare such materials or perform such analysis as the Committee deems necessary or appropriate; and otherwise to supervise the administration of the Plan.

Any interpretation and administration of the Plan by the Committee, and all actions of the Committee, shall be final, binding and conclusive on the Corporation, its stockholders, Subsidiaries, Affiliates, all Participants, their respective legal representatives, successors and assigns and upon all persons claiming under or through any of them. No member of the Board or of the Committee shall incur any liability for any action taken or omitted, or any determination made, in good faith in connection with the Plan.


SECTION 4.  ELIGIBILITY.

Participation in the Plan shall be limited to those key employees of the Corporation and any Subsidiary and Affiliate selected at the sole discretion of the Committee.


SECTION 5.  MAXIMUM AMOUNT AVAILABLE FOR AWARDS.

Subject to adjustment as provided in Section 12(j), the maximum number of shares of Stock in respect of which Awards may be made under the Plan shall be a total of 6,800,000 shares of Common Stock. Shares of Common Stock may be made available from the authorized but unissued shares of the Corporation or from shares reacquired by the Corporation, including shares purchased in the open market. In the event that (i) an Option, or Stock Appreciation Right, or Limited Right expires or is cancelled unexercised as to any shares of Common Stock covered thereby, or (ii) any Award in respect of shares is forfeited for any reason under the Plan, such shares shall thereafter be again available for award pursuant to the Plan.


SECTION 6.  STOCK OPTIONS.

(a) GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of shares to be covered by each Option, the Option Price, as defined below, therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422A of the Code and any regulations implementing Section 422A.

(b) OPTION PRICE. The Committee shall establish the exercise price of the Option (the "Option Price") at the time each Option is granted, which Option Price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

(c)  EXERCISE.

     (1) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award or thereafter; provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of ten years from the date of grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

     (2) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the Option Price therefor is received by the Corporation. Such payment may be made in cash, or its equivalent, or, subject to such rules and guidelines as the Committee may establish, by exchanging shares of Common Stock owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Corporation, valued as of the date of such tender, is at least equal to such Option Price.

(d)  TERMINATION OF EMPLOYMENT.

     (1) Except as provided below, if a Participant ceases to be an Employee other than by reason of death, retirement or disability, any then outstanding Options may be exercised any time before their expiration date or within three months after the date of termination, whichever is earlier, but only to the extent that such Options were exercisable when employment ceased, absent a determination by the Committee to the contrary; provided, however, that a Participant is terminated for cause the Committee may determine that no Option may be exercised at any time after the termination date.

     (2) If a Participant's employment terminates because of death or disability, all then outstanding Options previously granted to the Participant will become exercisable. In the case of death of the Participant, such Options may be exercised at any time before their expiration date or within three years after the date of termination, whichever is earlier. In the case of permanent disability, such Options may be exercised at any time before their expiration date.

     (3) If a Participant's employment terminates because of retirement prior to January 1, 1995, any then outstanding Options may be exercised any time before their expiration date or within three years after the date of termination, whichever is earlier, but only to the extent that such Options were exercisable when employment ceased absent a determination by the Committee to the contrary. If a Participant's employment terminates because of retirement on or after January 1,

          1995, any then outstanding Options may be exercised any time before their expiration date or within five years after the date of termination, whichever is earlier, but only to the extent that such Options were exercisable when employment ceased absent a determination by the Committee to the contrary.


SECTION 7.  STOCK APPRECIATION RIGHTS.

(a) The Committee shall have the authority to grant Stock Appreciation Rights in tandem with the grant of an Option or freestanding and unrelated to an Option. Stock Appreciation Rights granted in tandem with an Option may be granted either at or after the time of the grant of such Option.

     Stock Appreciation Rights or any applicable portion thereof granted in tandem with a given Option shall only be exercisable to the extent that the related Option is exercisable and shall terminate and no longer be exercisable upon the expiration or cancellation of the related Option.

     The exercise of an Option shall result in an immediate forfeiture of any Stock Appreciation Right granted in tandem with that Option, and the exercise of such Stock Appreciation Right shall cause an immediate forfeiture of its related Option. Stock Appreciation Rights shall not be exercisable after the expiration of ten years from date of grant. A Stock Appreciation Right granted in tandem with an Option may be exercised by an optionee, in accordance with this Section 7, by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in this Section 7.

(b) A Stock Appreciation Right shall entitle the Participant to receive from the Corporation an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of the exercise of the Stock Appreciation Right over the grant price thereof, provided that the Committee may for administrative convenience determine that, for any Stock Appreciation Right which is not related to an Incentive Stock Option and can only be exercised during limited periods of time in order to satisfy the conditions of certain rules of the Securities and Exchange Commission, the exercise of any such Stock Appreciation Right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the Fair Market Value of the Stock is the highest. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted. The Committee shall determine whether Stock Appreciation Rights shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock.

SECTION 8.  LIMITED RIGHTS.

(a) The Committee shall have the authority to grant Limited Rights in tandem with the grant of an Option or freestanding and unrelated to an Option. Limited Rights granted in tandem with an Option may be granted either at or after the time of the grant of such Option.

     Limited Rights or any applicable portion thereof granted in tandem with a given Option shall terminate and no longer be exercisable upon the expiration or cancellation of the related Option. The exercise of an Option shall result in an immediate forfeiture of any Limited Right granted in tandem with that Option, and the exercise of such Limited Right shall cause an immediate forfeiture of its related Option.

     A Limited Right granted in tandem with an Option may be exercised by an optionee, in accordance with this Section 8, by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in this Section 8.

(b) Limited Rights shall only be exercisable during the 30 day period following a Change in Control as defined in Section 11 and shall not be exercisable after the expiration of ten years from the date of grant.

(c) Upon the exercise of a Limited Right, an optionee shall be entitled to receive from the Corporation an amount in cash equal in value to the excess of (i) the higher of (A) the highest price per share paid in connection with the Change in Control or (B) the highest Fair Market Value per share as reported in the Wall Street Journal at any time during the 60 day period preceding the Change in Control over (ii) in the case of a Limited Right granted in tandem with an Option, the Option Price per share specified in the related Option and in the case of all other Limited Rights, the price per share established in the grant of the Limited Right, such excess to be multiplied by the number of shares in respect of which the Limited Right shall have been exercised; provided, however, that upon the exercise of a Limited Right granted in tandem with an Incentive Stock Option, the amount set forth in clause (i) shall not exceed the Fair Market Value of a share on the date of exercise of the Limited Right.

(d) Limited Rights shall be subject to such other terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee. This Section 8 shall be interpreted in accordance and consistent with the principles set forth in Rule 16b-3 of the Exchange Act.

SECTION 9.  RESTRICTED STOCK.

(a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom shares of Restricted Stock shall be granted, the number of shares of Restricted Stock to be granted to each Participant, the duration of the Restricted Period during which, and the conditions under which, the Restricted Stock may be forfeited to the Corporation, and the other terms and conditions of such Awards. The Committee may determine that the Restricted Period applicable to a particular grant may vary depending upon the attainment of particular conditions, such as corporate earnings, share price or other targets set by the Committee.

(b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Corporation. At the expiration of the Restricted Period, the Corporation shall deliver such certificates to the Participant or the Participant's legal representative.

(c) If a Participant's employment terminates by reasons of disability or death, any Restricted Stock held by such Participant shall thereafter vest and any restriction lapse, to the extent such Restricted Stock would have become vested and no longer subject to such restrictions within one year from the time of termination had the Participant continued to fulfill all of the conditions of the Restricted Stock during such period (or on such accelerated basis as the Committee may determine at or after grant).
     Unless otherwise determined by the Committee, if a Participant's employment terminates for any reasons other than permanent disability or death, any Restricted Stock which is unvested or subject to restriction shall thereupon be forfeited.


SECTION 10.  NON-EMPLOYEE DIRECTOR OPTIONS.

Notwithstanding any of the other provisions of the Plan to the contrary, the provisions of this Section 10 shall only apply to a non-employee member of the Board. The other provisions of the Plan shall apply to grants of Options under this Section 10 to the extent not inconsistent with the provisions of this Section.

(a)  This Section 10 shall be administered by the Board.

(b) Each non-employee member of the Board shall receive Non-Qualified Stock Options in accordance with the provisions of this Section 10.

(c)  (i)    Recipients of Options under this Section 10 shall enter into a stock option agreement with the Corporation, which agreement shall set forth, among other things, the exercise price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder.

     (ii) On the Effective Date (as defined below) each non-employee member of the Board of the Corporation shall receive Options to purchase 2,000 shares of Common Stock. Beginning in 1991, on the date after each annual stockholders meeting of the Corporation each continuing non-employee member of the Board shall be granted an Option to purchase 1,000 shares of Common Stock and, beginning in 1990, each newly elected non-employee director shall be granted an Option to purchase 2,000 shares of Common Stock. The Option Price per share of Common Stock purchasable under such Options shall be equal to the Fair Market Value of the Common Stock on the date of grant. Such Option shall remain exercisable until the earlier of ten years from the date of grant or the termination of any post-directorship consultancy agreement with the Corporation; PROVIDED, HOWEVER, that if such consultancy agreement terminates by reason of death or disability any then outstanding Options may be exercised (x) at any time before their expiration date or (y), if such termination is by reason of death, within three years of the date of death, whichever is earlier. Such Options shall be exercisable one year from the date of grant by payment in full in cash or in shares of Common Stock having a Fair Market Value equal to the Option Price or in a combination of cash and such shares.

(d) The Board may not amend, alter, or discontinue this Section 10 without the approval of the stockholders of the Corporation.


SECTION 11.  CHANGE OF CONTROL.

Notwithstanding anything to the contrary contained herein, and notwithstanding any contrary waiting period or installment period in any agreement relating to an Award or in the Plan, each outstanding Option, Stock Appreciation Right and Limited Right granted under the Plan shall become exercisable in full for the aggregate number of shares covered thereby, and any restriction or deferral limitation applicable to any Restricted Stock shall lapse and such shares and Awards shall be deemed fully vested, in the event of a Change in Control (as hereinafter defined).

For purposes of this Plan, a Change in Control shall be deemed to have occurred upon the first to occur of the following events:

     (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation or any corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 40% of the number of the Corporation's then outstanding securities;

     (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in Subsection 11(i), (iii) or (iv) of this Section 11) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

     (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) more than 60% of the number of outstanding securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; or

     (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.


SECTION 12.  GENERAL PROVISIONS.

(a) WITHHOLDING. The Employer shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of payments of Awards in the form of Common Stock, at the Committee's discretion the Participant may be required to pay to the Employer the amount of any taxes required to be withheld with respect to such Common Stock, or, in lieu thereof, to the extent permitted by applicable federal and state securities laws, the Employer shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of shares of Common Stock whose Fair Market Value equals the amount required to be withheld. The Optionee shall be entitled to elect to pay all or a portion of the exercise price for options granted under this Plan and any withholding taxes in connection with such exercise by having the shares of Common Stock to be issued by UNUM Corporation pursuant to such exercise sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. Section 220.

(b) NONTRANSFERABILITY. No Award shall be assignable or transferable, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution.

(c) NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. Further, the Employer expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

(d) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or transferee of an Option shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

(e) CONSTRUCTION OF THE PLAN. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware.

(f) EFFECTIVE DATE. Subject to the approval of the stockholders of the Corporation, the Plan shall be effective on February 9, 1990 (the "Effective Date"). No Options or Awards may be granted under the Plan after February 9, 2000.

(g) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief under
     Section 16(b) of the Exchange Act. Notwithstanding anything to the contrary contained herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations. The Chief Executive Officer shall be authorized to make minor or administrative modifications to the Plan as well as modification to the Plan which may be dictated by requirements of federal or state statutes applicable to the Corporation or authorized or made desirable by such statutes. No modification or termination of the Plan shall, without the optionee's consent, alter or impair any of his or her rights or obligations under any Option, Stock Appreciation Right or Limited Right theretofore granted to him or her under the Plan.

(h) AMENDMENT OF AWARD. The Committee may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (i) to change the date or dates as of which (A) an Option, Stock Appreciation Right or Limited Right becomes exercisable; (B) Restricted Stock becomes nonforfeitable; or (ii) to cancel and reissue an Award under such different terms and conditions as it determines appropriate.

(i) HARDSHIP DISTRIBUTIONS. In no event shall any Option granted under this Plan be exercisable through payment of the Option Price in cash during the period of one year following a hardship distribution under the UNUM Employees Retirement Savings Plan and Trust, as defined therein.

(j) ADJUSTMENTS AND ASSUMPTION. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Corporation, the Committee shall make such adjustments as it deems appropriate in the number and kind of shares authorized by the Plan, in the number and kind of shares covered by the Awards granted, and in the purchase price of outstanding Options. In the event of any merger, consolidation or other reorganization in which the Corporation is not the surviving or continuing corporation, all Awards granted hereunder and outstanding on the date of such event shall be assumed by the surviving or continuing corporation with appropriate adjustment as to the number and kind of shares and purchase price of the shares.

(k) In addition to the purposes set forth in Section 1, the Committee may grant Awards to eligible Participants in order to compensate such Participants to surrender existing rights to receive benefits from the Employer under this or any other benefit plan or arrangement.

                                UNUM CORPORATION
                       1996 LONG-TERM STOCK INCENTIVE PLAN


SECTION 1.  PURPOSE.

The purpose of the UNUM Corporation 1996 Long-Term Stock Incentive Plan (the "Plan") is to promote the interests of UNUM Corporation and its stockholders by
(i) attracting and retaining executive officers and other key employees of outstanding ability; (ii) motivating such individuals, by means of performance-related incentives, to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of UNUM Corporation.


SECTION 2.  DEFINITIONS.

"Affiliate" shall mean any corporation or other entity which is not a Subsidiary but as to which the Corporation possesses a direct or indirect ownership interest and has representation on the board of directors or any similar governing body.

"Award" shall mean a grant or award under Sections 6 through 10, inclusive, of the Plan, as evidenced in a written document delivered to a Participant.

"Board" shall mean the Board of Directors of the Corporation.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

"Committee" shall mean the Compensation Committee of the Board, or, to the extent necessary to satisfy the requirements of Section 162(m) of the Code, a subcommittee thereof.

"Common Stock" or "Stock" shall mean the common stock, $.10 par value, of the Corporation.

"Corporation" shall mean UNUM Corporation.

"Employee" shall mean any employee of the Employer.

"Employer" shall mean the Corporation and any Subsidiary or Affiliate.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

"Fair Market Value" shall mean the average of the highest and lowest sales prices reported for consolidated trading of the Stock on the New York Stock Exchange on the date in question, or, if the Stock shall not have been traded on such date, the average of such highest and lowest sales prices on the first day prior thereto on which the Stock was so traded.

"Fiscal Year" shall mean the fiscal year of the Corporation.

"Incentive Stock Option" shall mean a stock option granted under Section 6 which is intended to meet the requirements of Section 422 of the Code.

"Limited Right" shall mean a limited stock appreciation right granted under
Section 8.

"Non-Qualified Stock Option" shall mean a stock option granted under Section 6 which is not intended to be an Incentive Stock Option.

"Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

"Participant" shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

"Performance Measures" shall mean the criteria and objectives, established by the Committee, which shall be satisfied as a condition to the receipt of shares by a Participant under a Restricted Stock Award, or to the payment or receipt of shares or cash under a Performance Share Award. With respect to any Restricted Stock or Performance Share Award which the Committee designates as being intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder, such criteria and objectives shall be based on one or more of the following: the market price of a share of the Common Stock; earnings per share, return to stockholders (including dividends), return on equity, earnings of the Corporation on a GAAP or statutory accounting basis, revenues, market share, cash flow or cost reduction goals, underwriting margin, or any combination of the foregoing. Such criteria and objectives may be expressed on either an absolute basis or relative to the performance of a peer group selected by the Committee. In the case of any Restricted Stock or Performance Share Award which the Committee does not designate as being intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder, such criteria and objectives, if any, may include one or more of the criteria and objectives referred to above or such other criteria and objectives as the Committee may determine.

"Performance Period" shall mean a period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

"Performance Share" shall mean a right, granted to a Participant under Section 10 of this Plan, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu thereof, the Fair Market Value of such Performance Share in cash.

"Restricted Stock" shall mean shares of Common Stock contingently granted to a Participant under Section 9 of this Plan.

"Restriction Period" shall mean a period designated by the Committee during which the Performance Measures and other conditions applicable to a Restricted Stock Award or Performance Share Award shall be measured.

"Stock Appreciation Right" shall mean an Award granted under Section 7 of the Plan.

"Subsidiary" shall mean any business entity in which the Corporation possesses directly or indirectly fifty percent (50%) or more of the total combined voting power.

"Voting Securities" shall mean securities which are entitled to cast votes as to general corporate matters, including the election of directors.

SECTION 3.  ADMINISTRATION.

The Committee shall have full power to interpret and administer the Plan and full authority to select the individuals to whom Awards will be granted and to determine the type and amount of Award(s) to be granted to each Participant, the terms and conditions of Awards granted under the Plan and the terms and conditions of the agreements which will be entered into with Participants.

The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); to direct employees of the Corporation and its subsidiaries or other advisors to prepare such materials or perform such analysis as the Committee deems necessary or appropriate; and otherwise to supervise the administration of the Plan. The Committee may delegate such of its responsibilities set forth above to members of the Corporation's management as the Committee may determine, with regard to the grant, amendment, interpretation and administration of Awards to Participants who are not subject to Sections 16(a) and 16(b) of the Exchange Act, and except with respect to Awards which are designed to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder.

Any interpretation and action under this Plan by the Committee, or members of the Corporation's management acting under authority delegated by the Committee, shall be final, binding and conclusive on the Corporation, its stockholders, Subsidiaries, Affiliates, all Participants, their respective legal representatives, successors and assigns and upon all persons claiming under or through any of them. Neither any member of the Board of Directors or of the Committee nor any member of the Corporation's management acting under authority delegated by the Committee shall incur any liability for any action taken or omitted, or any determination made, in good faith in connection with the Plan.


SECTION 4.  ELIGIBILITY.

Participation in the Plan shall be limited to those key employees of the Corporation and any Subsidiary and Affiliate selected at the sole discretion of the Committee.


SECTION 5.  MAXIMUM AMOUNT AVAILABLE FOR AWARDS.

Subject to adjustment as provided in Section 12(j), the maximum number of shares of Stock in respect of which Awards may be made under the Plan shall be a total of 3,500,000 shares of Common Stock, provided that during any single calendar year (i) Options shall not be granted to any individual Participant to purchase more than 200,000 shares of the Common Stock, and (ii) the sum of all shares of Restricted Stock plus all Performance Shares granted to any individual Participant shall not exceed 100,000. Common Stock may be made available from the authorized but unissued shares of the Corporation or from shares reacquired by the Corporation, including shares purchased in the open market. In the event that (i) an Option, or Stock Appreciation Right, or Limited Right expires, terminates, or is canceled, surrendered or exchanged unexercised as to any shares of Common Stock covered thereby, or (ii) any other Award in respect of shares is forfeited for any reason under the Plan, such shares shall thereafter be again available for award pursuant to the Plan.


SECTION 6.  STOCK OPTIONS.

(a)  GRANT.  The Committee may, in its discretion, grant Options to such
     eligible Participants as it may select.   The Committee shall determine
     the number of shares to be covered by each Option, the Option Price, as defined below, therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any regulations implementing
     Section 422.

(b) OPTION PRICE. The Committee shall establish the exercise price of the Option (the "Option Price") at the time each Option is granted, which Option Price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

(c)  EXERCISE.

     (1) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award or thereafter; provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of ten years from the date of grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

     (2) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the Option Price therefor is received by the Corporation. Such payment may be made in cash, or its equivalent, or, subject to such rules and guidelines as the Committee may establish, by exchanging shares of Common Stock owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Common Stock so tendered to the Corporation, valued as of the date of such tender, is at least equal to such Option Price.

(d)  TERMINATION OF EMPLOYMENT.

     (1) If a Participant ceases to be an Employee other than by reason of death, retirement or permanent disability, any then outstanding Options may be exercised at any time before their expiration date or within three months after the date of termination, whichever is earlier, but only (unless otherwise determined by the Committee) to the extent that such Options were exercisable when employment ceased, and to the extent not so exercisable, the Option shall terminate on the date employment ceases; provided, however, that if a Participant is terminated for cause the Committee may determine that no Option may be exercised at any time after the termination date.

     (2) If a Participant's employment terminates because of death or permanent disability, all then outstanding Options previously granted to the Participant will become exercisable. In the case of death of the Participant, such Options may be exercised at any time before their expiration date or within three years after the date of termination, whichever is earlier. In the case of permanent disability, such Options may be exercised at any time before their expiration date.

     (3) If a Participant's employment terminates because of retirement, any then outstanding Options may be exercised at any time before their expiration date or within five years after the date of termination, whichever is earlier, but only (unless otherwise determined by the Committee) to the extent that such Options were exercisable when employment ceased, and to the extent not so exercisable, the Option shall terminate on the date employment ceases.


SECTION 7.  STOCK APPRECIATION RIGHTS.

(a) The Committee shall have the authority to grant Stock Appreciation Rights in tandem with the grant of an Option or freestanding and unrelated to an Option. Stock Appreciation Rights granted in tandem with an Option may be granted either at or after the time of the grant of such Option.

     Stock Appreciation Rights or any applicable portion thereof granted in tandem with a given Option shall only be exercisable to the extent that the related Option is exercisable and shall terminate and no longer be exercisable upon the expiration, termination, or cancellation of the related Option.

     The exercise of an Option shall result in an immediate forfeiture of any Stock Appreciation Right granted in tandem with that Option, and the exercise of such Stock Appreciation Right shall cause an immediate forfeiture of its related Option. Stock Appreciation Rights shall not be exercisable after the expiration of ten years from date of grant. A Stock Appreciation Right granted in tandem with an Option may be exercised by an optionee, in accordance with this Section 7, by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in this Section 7.

(b) A Stock Appreciation Right shall entitle the Participant to receive from the Corporation an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of the exercise of the Stock Appreciation Right over the grant price thereof, provided that the Committee may for administrative convenience determine that, for any Stock Appreciation Right which is not related to an Incentive Stock Option and can only be exercised during limited periods of time in order to satisfy the conditions of certain rules of the Securities and Exchange Commission, the exercise of any such Stock Appreciation Right for cash during such limited period shall be deemed to occur for all purposes hereunder on the day during such limited period on which the Fair Market Value of the Stock is the highest. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights thereafter granted. The Committee shall determine whether Stock Appreciation Rights shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock.

SECTION 8.  LIMITED RIGHTS.

(a) The Committee shall have the authority to grant Limited Rights in tandem with the grant of an Option or freestanding and unrelated to an Option. Limited Rights granted in tandem with an Option may be granted either at or after the time of the grant of such Option.

     Limited Rights or any applicable portion thereof granted in tandem with a given Option shall terminate and no longer be exercisable upon the expiration, termination or cancellation of the related Option. The exercise of an Option shall result in an immediate forfeiture of any Limited Right granted in tandem with that Option, and the exercise of such Limited Right shall cause an immediate forfeiture of its related Option.

     A Limited Right granted in tandem with an Option may be exercised by an optionee, in accordance with this Section 8, by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in this Section 8.

(b) Limited Rights shall only be exercisable during the 30 day period following a Change in Control as defined in Section 11 and shall not be exercisable after the expiration of ten years from the date of grant.

(c) Upon the exercise of a Limited Right, an optionee shall be entitled to receive from the Corporation an amount in cash equal in value to the excess of (i) the higher of

     (A) the highest price per share paid in connection with the Change in Control or (B) the highest Fair Market Value per share as reported in the Wall Street Journal at any time during the 60 day period preceding the Change in Control over (ii) in the case of a Limited Right granted in tandem with an Option, the Option Price per share specified in the related Option and in the case of all other Limited Rights, the price per share established in the grant of the Limited Right (which shall not be less than the Fair Market Value of a share of Common Stock on the date of grant), such excess to be multiplied by the number of shares in respect of which the Limited Right shall have been exercised; provided, however, that upon the exercise of a Limited Right granted in tandem with an Incentive Stock Option, the amount set forth in clause (i) shall not exceed the Fair Market Value of a share on the date of exercise of the Limited Right.

(d) Limited Rights shall be subject to such other terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee. This Section 8 shall be interpreted in accordance and consistent with the principles set forth in Rule 16b-3 of the Exchange Act.


SECTION 9.  RESTRICTED STOCK.

(a) GRANT. The Committee may, in its discretion, grant shares of Restricted Stock to such eligible Participants as it may select. The Committee shall determine the number of shares of Restricted Stock to be granted to each Participant, whether or not the Restricted Stock Award is designed to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder, the duration of the Restriction Period ( if any) during which, and the conditions under which, the Restricted Stock may be forfeited to the Corporation, and the other terms and conditions of such Awards. The Committee may condition the vesting of shares of Restricted Stock on Performance Measures to be attained by the Corporation and/or the Participant over a stated Performance Period.

(b) ASSIGNABILITY. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the Restriction Period.

(c) DIVIDENDS. The Committee shall determine whether dividends payable on shares of Restricted Stock shall be paid to the Participant during the Restriction Period or held in a suspense account for payment (with or without interest) to the Participant only in the event of the vesting of the underlying shares of Restricted Stock.

(d) TERMINATION OF EMPLOYMENT. Subject to Section 11 of this Plan, all of the provisions governing the satisfaction of Performance Measures and the termination of the Restriction Period relating to a Restricted Stock Award, or any cancellation or forfeiture of shares of Restricted Stock upon termination of employment of the Participant, whether by reason of death, permanent disability, retirement, or otherwise, shall be set forth in the Agreement relating to such Restricted Stock Award, or in guidelines established by the Committee and made applicable to such Restricted Stock Award.

SECTION 10.  PERFORMANCE SHARE AWARDS

(a) GRANT. The Committee may, in its discretion, grant Performance Share Awards to such eligible Participants as it may select. The Committee shall determine the number of Performance Shares to be granted to each Participant, whether or not the Performance Share Award is designed to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder, the Performance Measures and Performance Period applicable to each grant, and any other terms and conditions relating to each grant, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(b) SETTLEMENT. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof; and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and if determined by the Committee, interest on any deferred dividend equivalents with respect to the number of shares of Common Stock subject to such Award. Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holders of such award shall have no rights as a stockholder of the Corporation with respect to the shares of Common Stock subject to such Award.

(c) TERMINATION OF EMPLOYMENT. Subject to Section 11 of this Plan, all of the terms relating the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Share Award, or any cancellation or forfeiture of such Performance Share Award upon a termination of employment, whether by reason of death, disability, retirement, or otherwise, shall be set forth in the Agreement relating to such Performance Share Award, or in guidelines established by the Committee and made applicable to such Performance Share Award.

SECTION 11.  CHANGE OF CONTROL.

Notwithstanding anything to the contrary contained herein, and notwithstanding any contrary waiting period or installment period in any agreement relating to an Award or in the Plan, in the event of a Change in Control (as hereinafter defined), (i) each outstanding Option, Stock Appreciation Right and Limited Right granted under the Plan shall become exercisable in full for the aggregate number of shares covered thereby; (ii) any Performance Measure relating to any Restricted Stock or Performance Share Award (including any Restricted Stock already granted or to be granted in satisfaction of a Performance Share Award) shall be deemed to be satisfied at the maximum level; and (iii) any Restriction Period and/or Performance Period relating to any Restricted Stock or Performance Share Award (including any Restricted Stock already granted or to be granted in satisfaction of a Performance Share Award) shall lapse (and any other conditions pertaining to the vesting of any such Award shall be waived) and such shares and Awards shall be deemed fully vested.

For purposes of this Plan, a Change in Control shall be deemed to have occurred upon the first to occur of the following events:

     (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation, a trustee or other fiduciary holding Voting Securities under an employee benefit plan of the Corporation, or any corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 40% of the number of the Corporation's then outstanding Voting Securities, excluding any "person" who becomes such a beneficial owner in connection with an Excluded Transaction described in clause (iii) below;

      (ii) the following individuals cease for any reason to constitute a majority of the directors then serving: individuals who on January 1, 1996, constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on January 1, 1996 or whose appointment or election or nomination for election was previously so approved;

     (iii) there is consummated a merger or consolidation of the Corporation (or any direct or indirect wholly-owned Subsidiary of the Corporation) with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or any parent thereof) more than 60% of the combined voting power of the Voting Securities of the Corporation (or the voting securities of such surviving entity or any parent thereof) outstanding immediately after such merger or consolidation (an Excluded Transaction"); or

     (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.


SECTION 12.  GENERAL PROVISIONS.

(a) WITHHOLDING. The Employer shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld in respect of Awards under this Plan. In the case of payments of Awards in the form of Common Stock, at the Committee's discretion the Participant may be required to pay to the Employer the amount of any taxes required to be withheld with respect to such Common Stock, or, in lieu thereof, to the extent permitted by applicable federal and state securities laws, the Employer shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of shares of Common Stock whose Fair Market Value
     equals the amount required to be withheld.   The Optionee shall be entitled
     to elect to pay all or a portion of the exercise price for options granted under this Plan and any withholding taxes in connection with such exercise by having the shares of Common Stock to be issued by the Corporation pursuant to such exercise sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. Section 220.

(b) NONTRANSFERABILITY. Unless so provided in the Agreement with respect to such Award, no Award shall be assignable or transferable, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant, except by will or the laws of descent and distribution.

(c) NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. Further, the Employer expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

(d) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or transferee of an Option shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

(e) CONSTRUCTION OF THE PLAN. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware.

(f) EFFECTIVE DATE. Subject to the approval of the stockholders of the Corporation, the Plan shall be effective on March 8, 1996 (the "Effective Date"). No Options or Awards may be granted under the Plan after March 7, 2006.

(g) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time. The Chief Executive Officer shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan which may be dictated by requirements of federal or state statutes applicable to the Corporation or authorized or made desirable by such statutes. No modification or termination of the Plan shall, without the optionee's consent, alter or impair any of his or her rights or obligations under any Award theretofore granted to him or her under the Plan.

(h) AMENDMENT OF AWARD. The Committee may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (i) to change the date or dates as of which (A) an Option, Stock Appreciation Right or Limited Right becomes exercisable, or (B) shares of Restricted Stock or Performance Share Awards become nonforfeitable; or (ii) to cancel and reissue an Award under such different terms and conditions as it determines appropriate.

(i) HARDSHIP DISTRIBUTIONS. In no event shall any Option granted under this Plan be exercisable through payment of the Option Price in cash during the period of one year following a hardship distribution under the UNUM Employees Retirement Savings Plan and Trust, as defined therein.

(j) ADJUSTMENTS AND ASSUMPTION. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Corporation, the Committee shall make such adjustments as it deems appropriate in the number and kind of shares authorized by the Plan, in the number and kind of shares or Performance Shares covered by the Awards granted, in the maximum number of Options, Restricted Stock and Performance Shares which may be granted to any individual Participant in a single calendar year, and in the purchase price of outstanding Options. In the event of any merger, consolidation or other reorganization in which the Corporation is not the surviving or continuing corporation, unless otherwise provided for in the documents governing such merger, consolidation or other reorganization, all Awards granted hereunder and outstanding on the date of such event shall be assumed by the surviving or continuing corporation with appropriate adjustment as to the number and kind of shares and purchase price of the shares.